UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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☑    Definitive Proxy Statement
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☐    Soliciting Material Pursuant to §240.14a-12
Astrotech Corporation
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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NOTICE OF 2009 ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
PROPOSAL 1 — ELECTION OF DIRECTORS
INFORMATION ABOUT DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS
SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND PRINCIPAL SHAREHOLDERS
PROPOSAL 2 — APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
PROPOSAL 3 -APPROVAL OF THE ASTROTECH CORPORATION 2010 STOCK INCENTIVE PLAN
DESCRIPTION OF THE 2010 ASTROTECH CORPORATION STOCK INCENTIVE PLAN
ADDITIONAL INFORMATION
OTHER MATTERS

NOTICE OF 2009 ANNUAL MEETING OF SHAREHOLDERS
January 26, 2010
To the Shareholders of Astrotech Corporation:
You are cordially invited to attend the Annual Meeting of Shareholders for Astrotech Corporation (the “Company” or “Astrotech”) to be held at 401 Congress Ave, Suite 1650, Austin, TX 78701 on March 5, 2010, at 9:00 a.m. (Central time). Information about the meeting, the nominees for directors, and the proposals to be considered are presented in this Notice of Annual Meeting and the proxy statement on the following pages.
At the meeting you will be asked to consider and vote on the following matters: (i) to elect six directors to the Company’s Board of Directors; (ii) to ratify the appointment of PMB Helin Donovan, LLP as independent registered public accountants for the Company; (iii) to approve the Astrotech Corporation 2010 Stock Incentive Plan; and (iv) to transact any other business properly brought before the meeting.
The Board of Directors has approved these proposals and the Company urges you to vote in favor of these proposals and such other matters as may be submitted to you for a vote at the meeting. The Board of Directors has fixed the close of business on January 15, 2010 as the record date for determining shareholders entitled to notice of, and to vote at, the Annual Meeting.
This proxy statement and accompanying proxy card are being mailed to our shareholders along with the Company’s Annual Report on Form 10-K, as amended. Voting can be completed by returning the proxy card, through the telephone at 1-866-390-5376 or online at www.proxypush.com/ASTC. Further detail can be found on the proxy card and in the “Voting of Proxies” section included below. Please refer to the Company’s Form 10-K/A on October 29, 2009, which has been incorporated herein by reference, for the Company’s officer and director compensation information, including the Company’s compensation discussion and analysis.
Important notice regarding the availability of proxy materials of the shareholder meeting to be held on March 5, 2010: the proxy statement and Form 10-K, as amended, are available at www.proxydocs.com/ASTC.
Thank you for your assistance in voting your shares promptly.
By Order of the Board of Directors,

John M. Porter
Senior Vice President
Chief Financial Officer
and Secretary
YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE
MEETING, PLEASE MARK, SIGN, AND DATE THE ENCLOSED PROXY AND RETURN IT IN
THE ENCLOSED ENVELOPE TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT
THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH
TO DO SO, EVEN IF YOU HAVE PREVIOUSLY SUBMITTED YOUR PROXY.

PROXY STATEMENT
GENERAL INFORMATION
This proxy statement is furnished in connection with the solicitation by the Board of Directors of Astrotech Corporation, (the “Company” or “Astrotech”) a Washington corporation, of proxies to be voted at the Annual Meeting of Shareholders to be held on March 5, 2010 at 9:00 a.m. (Central Time) at 401 Congress Ave, Suite 1650, Austin, Texas 78701 (the “Annual Meeting”). This proxy statement, the accompanying proxy card, and the 2009 Form 10-K (as amended) are first being mailed to shareholders on or about January 26, 2010.
At the meeting you will be asked to consider and vote on the following matters:
(i)	To elect six directors to the Company’s Board of Directors (the “Board”).

(ii)	To ratify the appointment of PMB Helin Donovan, LLP as independent registered public accountants for the Company;

(iii)	To approve the Astrotech Corporation’s 2010 Stock Incentive Plan; and

(iv)	To transact any other business properly brought before the meeting or postponement and any adjournment thereof.
Internet Availability of Proxy Materials
This year, in addition to mailing paper copies of the Company’s proxy statement and annual report on Form 10-K (as amended), Astrotech is making these materials available to its shareholders via the Internet. The proxy statement and annual report on Form 10-K (as amended) are available free of charge for viewing or printing at www.proxydocs.com/ASTC.
Record Date and Voting Securities
The Board of Directors has fixed the close of business on January 15, 2010 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or postponement and any adjournment thereof. As of the record date, there were 19,020,223 shares of Astrotech’s common stock outstanding, no par value per share, including 2,404,059 shares of restricted stock with voting rights. Holders of common stock are entitled to notice of the Annual Meeting and to one vote per share granted as of the record date at the Annual Meeting. No shareholder shall be allowed to cumulate votes.
Proxies
The Board of Directors is soliciting a proxy in the form accompanying this proxy statement for use at the Annual Meeting and will not vote the proxy at any other meeting. Mr. Mark Adams and Mr. Thomas B. Pickens, III, or each acting individually, are the persons named as proxies on the proxy card accompanying this proxy statement, and are who the Board of Directors have selected to serve in such capacity. Mr. Adams is a member of the Board of Directors and Mr. Pickens is Chairman of the Board of Directors and Chief Executive Officer.
Revocation of Proxies
Each shareholder giving a proxy has the power to revoke it at any time before the shares represented by that proxy are voted. Revocation of a proxy is effective when the Secretary of the Company receives either (i) an instrument revoking the proxy or (ii) a duly executed proxy bearing a later date. Additionally, a shareholder may change or revoke a previously executed proxy by voting in person at the Annual Meeting.

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Voting of Proxies
Because many Astrotech shareholders are unable to attend the Annual Meeting, the Board of Directors solicits proxies to give each shareholder an opportunity to vote on all matters scheduled to come before the meeting as set forth in this proxy statement. Shareholders are urged to read carefully the material in this proxy statement and vote through one of the following methods:
1.	Fully completing, signing, dating and timely mailing the proxy card;

2.	Calling 1-866-390-5376 and following the instructions provided on the phone line; or

3.	Accessing the internet voting site at www.proxypush.com/ASTC and following the instructions provided on the website.
Please keep your proxy card with you when voting via the telephone or internet. All proxies must be submitted by 5:00 p.m. (Eastern Time) on March 4, 2010 in order to be counted. Each proxy card that is (a) properly executed, (b) timely received by the Company before or at the Annual Meeting, and (c) not properly revoked by the shareholder pursuant to the instructions above, will be voted in accordance with the directions specified on the proxy and otherwise in accordance with the judgment of the persons designated therein as proxies. If no choice is specified and the proxy is properly signed and returned, the shares will be voted by the persons named as proxies in accordance with the recommendations of the Board of Directors contained in this proxy statement.
Vote Required for Quorum
The holders of at least a majority of all issued and outstanding shares of common stock entitled to vote at the Annual Meeting, whether present in person or represented by proxy, will constitute a quorum.
Vote Required for Director Elections
The election of the six directors requires the vote of a plurality of the shares of common stock represented at the meeting. Abstentions will have no effect on the election of directors since only votes “For” or “Against” a nominee will be counted.
Vote Required for Auditor Ratification and the 2010 Stock Plan
The vote of the majority of the outstanding shares of common stock, present (in person or by proxy) and entitled to vote at the meeting, is required to ratify the appointment of PMB Helin Donovan, LLP as independent registered public accountants for the Company (Proposal 2) and to approve the 2010 Stock Incentive Plan (Proposal 3). Abstentions will be the equivalent of an “Against” vote for Proposals 2 and 3.
Method of Tabulation and Broker Voting
One or more inspectors of election appointed for the meeting will tabulate the votes cast in person or by proxy at the Annual Meeting, and will determine whether or not a quorum is present. The inspectors of election will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, and for purposes of determining the approval of any matter submitted to the shareholders for a vote.
Many of the Company’s shares of common stock are held in “street name,” meaning that a depository, broker-dealer or other financial institution holds the shares in its name, but such shares are beneficially owned by another person. Generally, a street name holder must receive direction from the beneficial owner of the shares to vote on issues other than routine shareholder matters such as the election of directors or ratification of auditors. If a broker indicates on a proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered present and entitled to vote at the Annual Meeting for such matter. Accordingly, broker non-votes will have no effect on determinations of plurality for Proposal 1. Broker non-votes will have the practical effect of reducing the number of affirmative votes required to achieve a majority vote by reducing the total number of shares from which a majority is calculated on Proposals 2 and 3.
Form 10-K
Shareholders may obtain, without charge, a copy of the Company’s 2009 Annual Report on Form 10-K for the fiscal year ended June 30, 2009 as filed with the Securities and Exchange Commission (“SEC”) on September 28, 2009 and amended on October, 29 2009. For copies, please contact Investor Relations at the address of the Company’s principal executive office: Astrotech Corporation, 401 Congress Ave, Suite 1650, Austin, Texas 78701. The Form 10-K is also available through the SEC’s website at www.sec.gov and through the Company’s website at www.astrotechcorp.com. Please refer to the Company’s Amendment 1 filed on Form 10-K/A on October 29, 2009, which has been incorporated herein by reference, for the Company’s officer and director compensation information, including the Company’s compensation discussion and analysis.

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GOVERNANCE OF ASTROTECH
The Company’s business affairs are managed under the direction of our Board of Directors in accordance with the Washington Business Corporation Act and the Amended and Restated Articles of Incorporation and Bylaws of the Company. The role of the Board of Directors is to effectively govern the affairs of the Company for the benefit of the Company’s shareholders and other constituencies and to ensure that Astrotech’s activities are conducted in a responsible and ethical manner. The Board of Directors strives to ensure the success of the Company through the election and appointment of qualified management, which regularly keeps Board members informed regarding the Company’s business and industry. The Board of Directors is committed to the maintenance of sound corporate governance principles.
The Company operates under corporate governance principles and practices that are reflected in a set of written Corporate Governance Policies which are available on the Company’s website at www.astrotechcorp.com, “For Investors.” These include the following:
•	Code of Ethics and Business Conduct

•	Code of Ethics for Senior Financial Officers

•	Shareholder Communications with Directors Policy

•	Complaint and Reporting Procedures for Accounting and Auditing Matters

•	Audit Committee Charter

•	Compensation Committee Charter

•	Corporate Governance and Nominating Committee Charter
Code of Ethics and Business Conduct
The Company’s Code of Ethics and Business Conduct applies to all directors, officers, and employees of Astrotech. The key principles of this code include acting legally and ethically, speaking up, getting advice, and dealing fairly with the Company’s shareholders. The Code of Ethics and Business Conduct is available on the Company’s website at www.astrotechcorp.com and is available to the Company’s shareholders upon request. The Code of Ethics and Business Conduct meets the requirements for a “Code of Conduct” under NASDAQ rules.
Code of Ethics for Senior Financial Officers
The Company’s Code of Ethics for Senior Financial Officers applies to the Company’s Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, and other designated senior financial professionals. The key principles of this Code include acting legally and ethically, promoting honest business conduct, and providing timely and meaningful financial disclosures to the Company’s shareholders. The Code of Ethics for Senior Financial Officers is available on the Company’s website at www.astrotechcorp.com and is available to the Company’s shareholders upon request. The Code of Ethics for Senior Financial Officers meets the requirements of a “Code of Ethics” under SEC rules.
Shareholder Communications with Directors Policy
The Company’s Shareholder Communications with Directors Policy provides a medium for shareholders to communicate with the Board of Directors. Under this policy, shareholders may communicate with the Board of Directors or specific Board members by sending a letter to Astrotech Corporation, Shareholder Communications with the Board of Directors, Attn: Secretary, 401 Congress Ave, Suite 1650, Austin, Texas 78701. Such communications should specify the intended recipient or recipients. All such communications, other than unsolicited commercial solicitations, will be forwarded to the appropriate director, or directors, for review.
Complaint and Reporting Procedures for Accounting and Auditing Matters
The Company’s Complaint and Reporting Procedures for Accounting and Auditing Matters provide for the (i) receipt, retention, and treatment of complaints, reports, and concerns regarding accounting, internal accounting controls, or auditing matters and (ii) the confidential, anonymous submission of complaints, reports, and concerns by employees regarding questionable accounting or auditing matters. Complaints may be made to a toll-free independent “Integrity Helpline” telephone number and to a dedicated e-mail address. Complaints received are logged by the Company’s senior ethics and compliance office executive, communicated to the Company’s Audit

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Committee, and investigated under the direction of the Company’s Audit Committee. In accordance with Section 806 of the Sarbanes-Oxley Act of 2002, these procedures prohibit the Company from taking adverse action against any person submitting a good faith complaint, report, or concern.
Committees of the Board of Directors.
During fiscal year 2009, the Board of Directors had three standing committees: an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee. Each such committee currently consists of three persons and each member of the Audit, Compensation and Corporate Governance and Nominating Committees are required at the minimum to meet the independence requirements of the Nasdaq’s Listing Rules. Additionally, the Board of Directors created an Executive Committee in July 2009, which consists of five current Board members.
The Corporate Governance and Nominating Committee, the Audit Committee and the Compensation Committee have adopted a charter that governs its authority, responsibilities and operation. The Company periodically reviews, both internally and with the Board, the provisions of the Sarbanes-Oxley Act of 2002, and the rules of the SEC and NASDAQ regarding corporate governance policies, processes and listing standards. In conformity with the requirement of such rules and listing standards, we have adopted a written Audit Committee Charter, a Compensation Committee Charter, and a Corporate Governance and Nominating Committee Charter, each of which may be found on the Company’s web site at www.astrotechcorp.com under “For Investors” or by writing to Astrotech Corporation, 401 Congress Avenue, Suite 1650, Austin, Texas 78701, Attention “Investor Relations” and requesting copies.
The Corporate Governance and Nominating Committee
The Corporate Governance and Nominating Committee was created by the Board of Directors. The Corporate Governance and Nominating Committee is comprised solely of independent directors that meet the requirements of NASDAQ and SEC rules and operates under a written charter adopted by the Corporate Governance and Nominating Committee and approved by the Board of Directors. The charter is available in the “For Investors” section of the Company’s web site at www.astrotechcorp.com. The primary purpose of the Corporate Governance and Nominating Committee is to provide oversight on the broad range of issues surrounding the composition and operation of the Board of Directors, including identifying individuals qualified to become Board of Directors members and recommending director nominees for the next Annual Meeting of Shareholders. As of the end of fiscal year 2009 the Corporate Governance and Nominating Committee consisted of Mr. Adams (Chairman), Ms. Manning and Mr. Oliva. During fiscal year 2009, the Corporate Governance and Nominating Committee met twice.
Director Nomination Process
Astrotech’s six director nominees were approved by the Board of Directors in January 2010 after considering the recommendation of the Corporate Governance and Nominating Committee. The Company’s Articles of Incorporation provide that, with respect to any vacancies or newly created directorships, the Board of Directors will nominate individuals who receive a majority vote of the then sitting directors.
Regarding nominations for directors, the Corporate Governance and Nominating Committee identifies nominees in various ways. The Corporate Governance and Nominating Committee considers the current directors that have expressed interest in, and that continue to satisfy, the criteria for serving on the Board of Directors. Other nominees may be proposed by current directors, members of management, or by shareholders. From time to time, the Corporate Governance and Nominating Committee may engage a professional firm to identify and evaluate potential director nominees. Regarding the skills of the director candidate, the Corporate Governance and Nominating Committee considers individuals with industry and professional experience that complements the Company’s goals and strategic direction. The Corporate Governance and Nominating Committee has established certain criteria it considers as guidelines in considering nominations for the Board of Directors. The criteria include:
•	the candidate’s independence;

•	the candidate’s depth of business experience;

•	the candidate’s availability to serve;

•	the candidate’s integrity and personal and professional ethics;

•	the balance of the business experience on the Board of Directors as a whole; and

•	the need for specific expertise on the Board of Directors.

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The above criteria are not exhaustive and the Corporate Governance and Nominating Committee may consider other qualifications and attributes which they believe are appropriate in evaluating the ability of an individual to serve as a member of the Board of Directors. In order to ensure that the Board of Directors consists of members with a variety of perspectives and skills, the Corporate Governance and Nominating Committee has not set any minimum qualifications and also considers candidates with appropriate non-business backgrounds. Other than ensuring that at least one member of the Board of Directors is a financial expert and a majority of the Board of Directors meet all applicable independence requirements, the Corporate Governance and Nominating Committee looks for how the candidate can adequately address his or her fiduciary requirement and contribute to building shareholder value.
All six of the director nominees set forth in this Proxy Statement are current directors standing for re-election. Mr. R. Scott Nieboer resigned from the Board of Directors in September 2009 and is not standing for re-election at the 2009 Annual Meeting.
For purposes of the 2010 Annual Meeting, the Governance and Nominating Committee will consider any nominations received by the Secretary from a shareholder of record on or before September 27, 2010 (the 120th calendar day before the one-year anniversary date of the release of these proxy materials to shareholders). Any such nomination must be made in writing, must be accompanied by all nominee information that is required under the federal securities laws and must include the nominee’s written consent to be named in the Proxy Statement. If elected, the nominee must be willing to allow the Company to complete a background check. The nominating shareholder must submit their name and address, as well as that of the beneficial owner, if applicable, and the class and number of shares of Astrotech common stock that are owned beneficially and of record by such shareholder and such beneficial owner. Finally, the nominating shareholder must discuss the nominee’s qualifications to serve as a director.
The Audit Committee
The Audit Committee is composed solely of independent directors that meet the requirements of NASDAQ and SEC rules and operates under a written charter adopted by the Audit Committee and approved by the Board of Directors. The charter is available on the Company’s web site which is www.astrotechcorp.com. The Audit Committee is responsible for appointing and compensating a firm of independent registered public accountants to audit the Company’s financial statements, as well as oversight of the performance and review of the scope of the audit performed by the Company’s independent registered public accountants. The Audit Committee also reviews audit plans and procedures, changes in accounting policies, and the use of the independent registered public accountants for non-audit services. As of the end of fiscal year 2009, the Audit Committee consisted of Mr. Oliva (Chairman), Mr. Adams, and Mr. Nieboer. During fiscal year 2009, the Audit Committee met five times. The Board of Directors has determined that John A. Oliva met the qualification guidelines as an “audit committee financial expert” as such term is defined in Item 407(d)(5)(ii) of Regulation S-K promulgated by the SEC.
Mr. Nieboer resigned as Director on September 30, 2009. Subsequently, Ms. Manning was appointed to the Audit Committee in October 2009.
Audit Committee Pre-Approval Policy and Procedures
The Audit Committee is responsible for appointing, setting compensation for, and overseeing the work of PMB Helin Donovan, LLP, the Company’s independent registered public accountants. Audit Committee policy requires the pre-approval of all audit and permissible non-audit services to be provided by independent registered public accountants in order to assure that the provision of such services does not impair the auditors’ independence. The policy, as amended, provides for the general pre-approval of specific types of services and gives detailed guidance to management as to the specific audit, audit-related, and tax services that are eligible for general pre-approval. For both audit and non-audit pre-approvals, the Audit Committee will consider whether such services are consistent with applicable law and SEC rules and regulations concerning auditor independence.
The policy delegates to the Chairman of the Audit Committee the authority to grant certain specific pre-approvals; provided, however, that the Chairman of the Audit Committee is required to report the granting of any pre-approvals to the Audit Committee at its next regularly scheduled meeting. The policy prohibits the Audit Committee from delegating to management the Audit Committee’s responsibility to pre-approve services performed by the independent registered public accountants.
Requests for pre-approval of services must be detailed as to the particular services proposed to be provided and are to be submitted by the CFO. Each request generally must include a detailed description of the type and scope of

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services, a proposed staffing plan, a budget of the proposed fees for such services, and a general timetable for the performance of such services.
The Report of the Audit Committee can be found in this proxy statement following the Proposal 2 description.
The Compensation Committee
The Compensation Committee is composed solely of independent directors that meet the requirements of NASDAQ and SEC rules and operates under a written charter adopted by the Compensation Committee and approved by the Board of Directors in May 2004, and amended in May 2005. The charter is available on the Company’s web site, which is www.astrotechcorp.com. The Compensation Committee is responsible for determining the compensation and benefits of all executive officers of the Company and establishing general policies relating to compensation and benefits of employees of the Company. The Compensation Committee also administers the Company’s 2008 Stock Incentive Plan, the 1994 Stock Incentive Plan, and the 1995 Directors’ Stock Option Plan in accordance with the terms and conditions set forth in those plans. As of the end of fiscal year 2009, the Compensation Committee consisted of Mr. Adams (Chairman), Mr. Readdy, and Mr. Oliva. During fiscal year 2009, the Compensation Committee met twice.
The report of the Compensation Committee is set forth in the Form 10-K/A filed with the SEC on October 29, 2009.
Compensation Committee Interlocks and Insider Participation. Mr. Adams is President and Chief Executive Officer of Advocate MD Financial Group, Inc. (“Advocate”). During fiscal 2009, Mr. Pickens served on the Board of Directors of Advocate; however, Mr. Pickens did not serve as a member of the Compensation Committee of Advocate. As of November 2009, Mr. Pickens was no longer a member of the Advocate Board of Directors.
The Executive Committee
Subsequent to fiscal year 2009, the Board of Directors created an Executive Committee comprised of current Astrotech Directors. The Executive Committee is responsible for facilitating general corporate decisions, including the review of strategic alternatives. The Executive Committee includes Mr. Pickens (Chairman), Mr. Olivia, Mr. Adams, Mr. Readdy and Ms. Manning. Following its formation in July 2009, the Executive Committee met once.
Director Attendance at Annual Shareholders Meeting
The Board of Directors members are expected to attend the Annual Shareholders Meeting. All of the members of the Board of Directors who are standing for election attended last year’s Annual Meeting of Shareholders held on February 10, 2009.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers and persons who beneficially own more than 10% of the Company’s common stock to file reports of ownership and changes in ownership with the SEC. Such directors, executive officers, and greater than 10% shareholders are required by SEC regulation to furnish to the Company copies of all Section 16(a) forms they file. Due dates for the reports are specified by those laws, and the Company is required to disclose in this document any failure in the past fiscal year to file by the required dates. Based solely on written representations of the Company’s directors and executive officers and on copies of the reports that they have filed with the SEC, the Company’s belief is that all of Astrotech’s directors and executive officers complied with all filing requirements applicable to them with respect to transactions in the Company’s equity securities during fiscal year 2009.

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PROPOSAL 1 — ELECTION OF DIRECTORS
A Board of six directors will be elected at the Annual Meeting. All directors shall hold office until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified, or their earlier removal or resignation from office. The Company’s articles of incorporation authorize the Board of Directors from time to time to determine the number of its members. Vacancies in unexpired terms and any additional director positions created by Board action may be filled by action of the existing Board of Directors at that time, and any director who is appointed in this fashion will serve until the next Annual Meeting of Shareholders and until a successor is duly elected and qualified, or their earlier removal or resignation from office.
Information regarding the nominees for whom the enclosed proxy is intended to be voted is set forth on the following pages. It is expected that all nominees will be available for election, but if one or more is not, the proxy will be voted in accordance with the best judgment of the proxy holder for such person or persons as may be designated by the Board of Directors unless the shareholder has directed otherwise.
Upon the recommendation of the Corporate Governance and Nominating Committee, which is comprised entirely of independent directors, the Board of Directors has nominated Thomas B. Pickens III, Mark Adams, Lance W. Lord, John A. Oliva, William F. Readdy, and Sha-Chelle Manning to the Board of Directors to serve as directors until the 2010 Annual Meeting of Shareholders. Each nominee has agreed to serve if elected.
Four of the six director nominees (indicated by asterisk in the following Table of “Information About Directors, Nominees and Executive Officers”) are “independent directors” as defined by Rule 5605(a)(2) of the NASDAQ’s Listing Rules.
Not less than annually, the Board of Directors undertakes the review and approval of all related-party transactions. Related-party transactions include transactions valued at greater than $120,000 between the Company and any of the Company’s executive officers, directors, nominees for director, holders of greater than 5% of Astrotech’s shares and any of such parties’ immediate family members. The purpose of this review is to ensure that such transactions, if any, were approved in accordance with our Code of Ethics and Business Conduct and for the purpose of determining whether any of such transactions impacted the independence of such directors. There were no such transactions in fiscal year 2009. The Board has affirmatively determined that none of the independent directors is an officer or employee of the Company or any of Astrotech’s subsidiaries and none of such persons have any relationships which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Ownership of a significant amount of our stock, by itself, does not constitute a material relationship.
The Board of Directors held three regularly scheduled meetings during fiscal 2009 and all directors attended at least 75% of the meetings of the Board of Directors and of the various committees on which they served during such period. The members of each committee and the chair of each committee are appointed annually by the Board of Directors.
Information about the number of shares of common stock beneficially owned by each director appears later in this proxy statement under the heading “Security Ownership of Directors, Executive Officers and Principal Shareholders.”
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF
THE FOLLOWING NOMINEES:
Thomas B. Pickens III
Mark Adams
Lance W. Lord
John A. Oliva
William F. Readdy
Sha-Chelle Manning

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INFORMATION ABOUT DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS
The following table shows information as of January 1, 2010 regarding members of the Company’s Board of Directors:

		Age as of
		January 1,	Director
Current Directors	Principal Occupation	2010	Since
Thomas B. Pickens, III	Chairman and Chief Executive Officer of Astrotech Corporation	52	2004

Mark Adams*	Founder, President and CEO, Advocate MD Financial Group, Inc.	48	2007

General (Ret.) Lance W. Lord	Chief Executive Officer, Astrotech Space Operations; CEO, Lance Lord and Associates, LLC	63	2008

John A. Oliva*	Managing Principal, Capital City Advisors, Inc.	54	2008

William F. Readdy*	Founder, Discovery Partners, International LLC	58	2008

Sha-Chelle Manning*	Managing Director, Nanoholdings LLC	41	2009

*	Indicates an “independent director”
Current Directors Nominated for Re-election
Thomas B. Pickens, III
Mr. Pickens was named Astrotech’s Chief Executive Officer in January 2007 and Chairman in February 2008. In 1985, Mr. Pickens founded T.B. Pickens & Co., a company that provides consulting services to corporations, public institutions, and start-up organizations. Additionally, Mr. Pickens is the Managing Partner and Founder of Tactic Advisors, Inc., a company specializing in corporate turnarounds on behalf of creditors and investors that have aggregated to over $20 billion in value. Since 1985, Mr. Pickens has served as President of T.B. Pickens & Co. From 1991 to 2002, Mr. Pickens was the Founder and Chairman of U.S. Utilities, Inc., a company which operated 114 water and sewer utilities on behalf of various companies affiliated with Mr. Pickens. From 1995 to 1999, Mr. Pickens directed over 20 direct investments in various venture capital investments and was Founder and Chairman of the Code Corporation. From 1988 to 1993, Mr. Pickens was the Chairman of Catalyst Energy Corporation and was Chairman of United Thermal Corporation (NYSE). Mr. Pickens was also the President of Golden Bear Corporation, Slate Creek Corporation, Eury Dam Corporation, Century Power Corporation, and Vidilia Hydroelectric Corporation. From 1982 to 1988, Mr. Pickens founded Beta Computer Systems, Inc., and Sumpter Partners, and was the General Partner of Grace Pickens Acquisition L.P.
Mark Adams
Mr. Adams founded Advocate, MD Financial Group, Inc., a leading Texas-based medical liability insurance holding company, in July 2003. Since July 2003, Mr. Adams has served as its Chairman, President, and Chief Executive Officer. He is also a founding partner in several other companies including the Endowment Development Group, a Houston-based life insurance company specializing in placing large multimillion dollar life insurance policies throughout the U.S. market. Mr. Adams founded Murphy Adams Restaurant Group in 2007 which owns and operates Mama Fu’s Asian House restaurants throughout the southeast United States. In 2008, Mr. Adams founded Small Business United, LLC, a cutting edge health insurance company for small businesses. Mr. Adams founded Sozo Global, LLC, a rapidly expanding network marketing functional beverage company. Mr. Adams is the winner of the 2008 Prestigious Ernst and Young Entrepreneur of the Year Award for Central Texas. After his career with global public companies such as Xerox and Johnson & Johnson (1985-1988), beginning in 1988, Mr. Adams then spent the next 12 years at Bostik Adhesives where he served in senior management, sales and strategic business management roles for their worldwide markets in North America, Latin America, Asia, and Europe. In 1997, Mr. Adams then served as Global Sales Director for Bostik and General Manager of Nitta-Findley Company based in Osaka, Japan and later joined Ward Adhesives, Inc. as a minority owner, General Manager, and Vice President of

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Sales and Marketing. Mr. Adams currently serves as a Director for several public and private companies, as well as a board member for multiple nonprofit organizations. Mr. Adams is also an advisory board member for the McCoy College of Business at Texas State University.
General (Ret.) Lance W. Lord
Lance W. Lord, former Commander, Air Force Space Command, Peterson Air Force Base, Colorado, served in the Air Force from 1969 until his retirement in April 2006. He was responsible for the development, acquisition and operation of the Air Force’s space and missile systems. The general oversaw a global network of satellite command and control, communications, missile warning and launch facilities, and ensured the combat readiness of America’s intercontinental ballistic missile force. He led more than 39,700 space professionals who provide combat forces and capabilities to North American Aerospace Defense Command and U.S. Strategic Command. Since his retirement in April 2006, Mr. Lord has been a defense policy and strategic planning consultant through his company, Lance Lord and Associates, LLC. Mr. Lord also serves as a director on the board of Sletten Construction Company, as a senior advisor to the Four Star Group, on the senior advisory board of Desktop Alert and on the board of trustees of Memorial Hospital in Colorado Springs, Colorado. Also, Mr. Lord is a member of the President’s Commission on Space Based Position, Navigation and Training, a member of the board of Home Front Cares, a member of the board of Colorado Consortium for Earth and Space Sciences Education, Vice President of the Association of Air Force Missileers, and a member and trustee of the Falcon Foundation. Mr. Lord has been the Chief Executive Officer of the Company’s Astrotech subsidiary since June 2008.
Among several major awards and decorations, Mr. Lord is the recipient of the Distinguished Service Medal with oak leaf cluster, the Legion of Merit with two oak leaf clusters, the Defense Meritorious Service Medal, Air Force Commendation Medal with oak leaf cluster, the National Defense Service Medal with two bronze stars, and the Humanitarian Service Medal. He was also the recipient of the Secretary of the Air Force Leadership Award, the Space Champion Award and the Order of the Sword, Air Force Space Command.
John A. Oliva
John A. Oliva has 27 years of experience in the private equity, investment banking, capital markets, branch management, and asset management sectors. Since 2002, Mr. Oliva has been the Managing Principal of Capital City Advisors Inc. (CCA), a NASD/FINRA registered broker/dealer and independent investment banking and advisory firm. Since 2002, CCA has provided financial advisory services, including mergers/acquisitions and raising expansion capital to select mid-tier companies. Mr. Oliva also co-manages the Indo-American Growth Fund, a private equity fund specializing in private Indian companies, a position he has held since 2007.
Mr. Oliva has eight NASD/FINRA licenses including the Managing Principal and Financial Principal licenses. Prior to joining CCA, he worked for Morgan Stanley & Co and served as an advisor to their Private Wealth Management group, developing, reviewing and implementing solutions for investment banking clients, and was a group manager. Mr. Oliva was nationally recognized for achievements while at Morgan Stanley & Co and Shearson/Lehman Brothers in the asset management and investment banking sector. He performed similar key roles at Interstate/Johnson Lane and The Robinson Humphrey Company. Mr. Oliva also worked on the floor of the New York Stock Exchange.
William F. Readdy
From 1974 to 2005, Mr. Readdy served the United States as a naval aviator, pilot astronaut, military officer, and civil service executive. In 2005, Mr. Readdy established Discovery Partners, International LLC, a consulting firm to provide strategic planning, risk management, safety and emerging technology solutions to aerospace and high-tech industries. Mr. Readdy is also a director of American Pacific Corp.
He served as a test pilot and instructor between carrier deployments to the North Atlantic, Caribbean and Mediterranean in the late 1970s and early 1980s. Mr. Readdy joined the National Aeronautics and Space Administration (NASA) in 1986 and in 1987 became a member of the astronaut corps, but continued his military service in the Naval Reserve, attaining the rank of captain before retiring in 2000.
Mr. Readdy logged more than 672 hours in space on three shuttle missions. He commanded his third flight, docking space shuttle Atlantis at the Russian space station Mir in 1996 and oversaw the first exchange of American astronaut researchers living aboard the Russian outpost.

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In 2001, Mr. Readdy was appointed as NASA’s associate administrator for space operations and moved to Washington D.C. Following the loss of space shuttle Columbia in February 2003, Mr. Readdy chaired NASA’s Space Flight Leadership Council, and oversaw the agency’s recovery from the accident and the shuttle’s successful return to flight in July 2005.
Mr. Readdy was honored as a Meritorious Rank Executive by President Bush in 2003 and in 2005 was awarded NASA’s highest honor, the Distinguished Service Medal for the second time. He has also been the recipient of NASA’s Outstanding Leadership Medal three times and the Exceptional Service Medal twice. In addition he is the recipient of numerous national and international aviation and space awards, and has been recognized for his contributions to aerospace safety.
Sha-Chelle Manning
Since September 1, 2008, Sha-Chelle Manning has been Managing Director of Nanoholdings LLC, a company that commercializes scientific breakthroughs in nanotechnology that solve energy efficiency challenges with some of the world’s best scientists and universities. From January 2007 to December 31, 2008, Ms. Manning was Vice- President at Authentix, a Carlyle company that is the leader in authentication solutions for Fortune 500 companies and governments around the world for brand protection, excise tax recovery, and authentication of security documents and pharmaceutical drugs. From September 2005 to April 2007, Ms. Manning was a consultant to the Office of the Governor of Texas, Rick Perry, where she led the development of the Texas nanotechnology strategic plan.
Prior to these assignments, Ms. Manning was Director of Alliances at Zyvex Corporation from August 2002 to September 2005, where she was responsible for the commercialization of nanotechnology products introduced and sold into the marketplace in partnership with key government agencies and industry. Ms. Manning also served as a Vice President for Winstar Communications New Media.
Director Independence and Financial Experts
The Corporate Governance and Nominating Committee, the Audit Committee and the Compensation Committee charters require that each member meet: (1) all applicable criteria defining “independence” that may be prescribed from time to time under Nasdaq Listing Rule 5605(a)(2), Rule 10A-(3) under the Securities Exchange Act of 1934, and other related rules and listing standards, (2) the criteria for a “non-employee director” within the meaning of Rule 16b-3 promulgated by the SEC under the Securities Exchange Act of 1934, and (3) the criteria for an “outside director” within the meaning of Section 162(m)(4)(C) of the Internal Revenue Code.
Our Board of Directors also annually makes an affirmative determination that all such “independence” standards have been and continue to be met by the independent directors and members of each of the three committees, that each director qualifying as independent is neither an officer nor an employee of Astrotech or any of its subsidiaries nor an individual that has any relationship with Astrotech or any of its subsidiaries, or with management (either directly or as a partner, shareholder or officer of an entity that has such a relationship) which, in the Board’s opinion, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In addition, a director is presumptively considered not independent if:
•	The director, at any time within the past three years, was employed by Astrotech or any of its subsidiaries;

•	The director or a family member received payments from Astrotech or any of its subsidiaries in excess of $120,000 during any period of twelve consecutive months within the preceding three years (other than for Board or Committee service, form investments in the Company’s securities or from certain other qualifying exceptions);

•	The director is, or has a family member who is a partner in, an executive officer or controlling shareholder of any entity to which Astrotech made to or received from payments for property or services in the current or in any of the prior three years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more (other than, with other minor exceptions, payments arising solely from investments in the Company’s securities);

•	The director is a family member of a person who is, or at any time during the three prior years was employed as an executive officer by Astrotech or any of its subsidiaries;

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•	The director is, or has a family member who is employed as an executive officer of another entity where at any time within the prior three years any of Astrotech’s officers served on the compensation committee of the other entity; or

•	The director is, or has a family member who is a current partner of Astrotech Corporation’s independent auditing firm, or was a partner or employee of that firm who worked on the Company’s audit at any time during the prior three years.
The Board of Directors has determined each of the following directors and director nominees to be an “independent director” as such term is defined by Rule 5605(a)(2) of the NASDAQ Listing Rules: Mark Adams; John A. Oliva; William F. Readdy; and Sha-Chelle Manning. The Board of Directors has also determined that each member of the Audit Committee, the Compensation Committee, and the Corporate Governance and Nominating Committee during the past fiscal year and the proposed nominees for the upcoming fiscal year meets the independence requirements applicable to those Committees prescribed by NASDAQ and SEC rules.
Executive Officers and Key Employees of the Company who are Not Nominees
Set forth below is a summary of the background and business experience of the executive officers of the Company who are not nominees of the Board of Directors:

		Age as	With
		of Jan	Company
Name	Position(s)	1, 2010	Since
John M. Porter	Senior Vice President, Chief Financial Officer and Secretary	37	2008

James D. Royston	President	45	2000

Don M. White	Senior Vice President, GM of Astrotech Space Operations	46	2005
John M. Porter
Mr. Porter joined Astrotech in October 2008 and serves as the Company’s Senior Vice President, Chief Financial Officer and Secretary. He is responsible for overall strategic planning, corporate development and finance. His primary areas of focus are utilizing financial management to support the core spacecraft payload processing business while efficiently advancing the Company’s biotechnology initiatives in microgravity processing and commercializing advanced technologies that have been developed in and around the space industry.
Prior to joining the Company, Mr. Porter co-founded Arabella Securities, an investment banking firm that specialized in providing trading services and equity research on small-cap companies to institutional investors. He headed the Equity Research department, and published research on small companies in the Healthcare Technology sector. Arabella Securities subsequently merged with another broker/dealer in 2006 where Mr. Porter continued to lead the firm’s Healthcare investment banking practice. Mr. Porter previously served as Director of Business Development for Luminex Corporation (NASDAQ: LMNX), a leading developer of biological testing technologies for the Diagnostic and life sciences industries. While at Luminex, Mr. Porter was responsible for the development, negotiation and management of Luminex’s strategic partnership program. During his tenure at Luminex, over 40 new strategic licensing partnerships were formed with companies around the globe including Hitachi Software (Japan), Qiagen (Germany), Tepnel (UK), Invitrogen (formerly Biosource, US), Inverness Medical (US), Millipore Corporation (formerly Upstate Biotech, US), and many other world class companies. Mr. Porter performed additional duties including strategic planning, product development, marketing management, and investor relations. Mr. Porter also served in multiple capacities during the preparation, and execution of Luminex’s initial public offering (IPO) in March 2000, where the company successfully raised approximately $100M.
Mr. Porter has a Bachelor of Science in Chemistry from Hampden-Sydney College in Virginia. In addition, Mr. Porter earned a Master of Business Administration from the A.B. Freeman School of Business at Tulane University and holds a Master of Science in Physical Chemistry & Material Science from Tulane University in New Orleans.

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James D. Royston
In June 2007, Mr. Royston was appointed to the position of President of Astrotech Corporation, responsible for advancing the Company’s global space commerce initiatives. Mr. Royston joined Astrotech in 2000 and most recently served as Senior Vice President and General Manager of Astrotech Space Operations. A former RWD Technologies Inc, executive (NASDAQ -RWDT), Mr. Royston served as the company’s e-Learning Director, where he managed company operations, strategic planning, and growth strategies. Mr. Royston also served as the Director of the Information Management Project Office for United Space Alliance at NASA’s Kennedy Space Center (KSC). His aerospace experience also includes acting as the KSC Operations Director for Orbital Sciences Corporation, overseeing all contract and business development activities, as well as managing the Information Systems for NASA’s Hubble Space Telescope Program. He also served as a Program Manager at NASA Headquarters in Washington, D.C.
Don M. White
Don M. White has been instrumental in leading Astrotech’s satellite processing operations since 2005. As Senior Vice President and General Manager of Astrotech Space Operations, Mr. White oversees a rigorous satellite payload processing schedule. He is also responsible for expanding business services, improving profitability, and managing current contracts. Additionally, Mr. White maintains ongoing negotiations with all customers, pledging that every mission contract process is streamlined with the utmost efficacy and safety.
Prior to joining the Astrotech team, Mr. White was employed at Lockheed Martin as their Payloads/Ordnance Chief Engineer. He was then promoted to Mission Support Manager, leading various aspects of the Atlas V Development Program. Mr. White’s extensive aerospace experience also includes providing leadership to the Titan and Shuttle External Tank programs while at Martin Marietta Corporation.

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SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND PRINCIPAL
SHAREHOLDERS
The following table sets forth as of January 1, 2010, certain information regarding the beneficial ownership of the Company’s outstanding common stock held by (i) each person known by the Company to be a beneficial owner of more than five percent of any outstanding class of the Company’s capital stock, (ii) each of the Company’s directors, (iii) the Company’s Chief Executive Officer and four most highly compensated executive officers at the end of the Company’s last completed fiscal year, and (iv) all directors and executive officers of the Company as a group. Unless otherwise described below, each of the persons listed in the table below has sole voting and investment power with respect to the shares indicated as beneficially owned by such party.

	Amount and
	Nature of	Shares
Name and Address of Beneficial	Beneficial	Subject to		Percentage of
Owners	Ownership #	Options	Total	Class(1)

Common Stock

SMH Capital Advisors, Inc.(2)	4,809,861	—	4,809,861	28.6%
Bruce & Co., Inc.(3)	1,370,073	—	1,370,073	8.2%
Astrium GmbH (4)	1,099,245	—	1,099,245	6.5%

Non-Employee Directors:
Mark Adams(5)	685,000	7,250	692,250	4.1%
John A. Oliva(6)	170,000	6,250	176,250	1.0%
William F. Readdy(7)	135,000	6,250	141,250	*
Sha-Chelle Devlin Manning(8)	135,000	—	135,000	*

Named Executive Officers:
Thomas B. Pickens, III(9)	1,850,000	102,000	1,952,000	11.6%
John M. Porter(10)	300,000	100,000	400,000	2.4%
James D. Royston (11)	300,000	80,900	380,900	2.3%
General (Ret.) Lance W. Lord(12)	275,000	87,500	362,500	2.2%
Don M. White(13)	75,000	22,300	97,300	*

All Directors and Named Executive Officers as a Group (9 persons)	3,925,000	412,450	4,337,450	25.8%

*	Indicates beneficial ownership of less than 1% of the outstanding shares of common stock.

#	Includes unvested restricted stock grants.

(1)	Calculated pursuant to Rule 13d-3(d) of the Securities Exchange Act of 1934. Under Rule 13d-3(d), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by a person, but not deemed outstanding for the purpose of calculating the number and percentage owned by any other person listed. As of September 30, 2009, we had 16,747,718 shares of common stock outstanding.

(2)	Held by SMH Capital Advisors, Inc. in discretionary accounts for the benefit of its clients. This holder’s address is 4800 Overton Plaza, Suite 300, Ft. Worth, Texas 76109. Includes information from Form 13D filed by SMH Capital Advisors, Inc. on July 20, 2009.

(3)	Bruce & Co., Inc., is the investment manager for Bruce Fund, Inc., a Maryland registered investment company with its principle business conducted at 20 North Wacker Dr., Suite 2414, Chicago, IL 60606.

(4)	Astrium GmbH’s address is Hünefeldstraße 1-5, Postfach 105909, D-28361 Bremen, Germany.

(5)	Includes 160,000 shares of unvested restricted stock.

(6)	Includes 163,750 shares of unvested restricted stock.

(7)	Includes 128,750 shares of unvested restricted stock.

(8)	Includes 135,000 shares of unvested restricted stock.

(9)	Includes 750,000 shares of unvested restricted stock.

(10)	Includes 300,000 shares of unvested restricted stock.

(11)	Includes 200,000 shares of unvested restricted stock.

(12)	Includes 243,750 shares of unvested restricted stock.

(13)	Includes 75,000 shares of unvested restricted stock.

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Subsidiary Stock Issuance to Named Executive Officers
1st Detect Stock Issuance
On January 19, 2010, an independent committee of the board of directors of 1st Detect Corporation (“1st Detect”), a subsidiary of the Astrotech Corporation (the “Company”), approved a grant of restricted stock and warrants to certain officers, directors and employees of 1st Detect pursuant to restricted stock agreements and stock purchase warrants between 1st Detect and each such individual.
The awards will vest as follows, subject to earlier vesting upon the grantee’s death or disability or in the event of a change of control of the Company: 50% on the first anniversary of the grant date and 50% on the second anniversary of the grant date. The restricted stock agreements and stock purchase warrants provide for forfeiture of unvested stock if the recipient is terminated or voluntarily ceases to perform services for 1st Detect, immediate vesting upon a change of control, and restrictions on and requirements as to transfer. The stock purchase warrants have an exercise price equal to the fair market value of 1st Detect’s common stock on the date of grant as determined by an independent valuation firm.
The number of shares and warrants underlying each award to a named executive officer is as follows: Thomas B. Pickens III: 300 shares, 680 warrants; John Porter: 200 shares, 180 warrants. If all of the shares issued pursuant to the restricted stock agreements vest and all of the stock purchase warrants are exercised, then Thomas B. Pickens III would hold 9.8%, John Porter would hold 3.8% and the Company would hold 70% of the outstanding shares of 1st Detect based on the number of fully-diluted shares as of the date of the grants.
Astrogenetix Stock Issuance
On January 19, 2010, an independent committee of the board of directors of Astrogenetix, Inc. (“Astrogenetix”), a subsidiary of the Company, approved a grant of restricted stock and warrants to certain officers, directors and employees of Astrogenetix pursuant to restricted stock agreements and stock purchase warrants between Astrogenetix and each such individual.
The awards will vest as follows, subject to earlier vesting upon the grantee’s death or disability or in the event of a change of control of the Company: 50% on the first anniversary of the grant date and 50% on the second anniversary of the grant date. The restricted stock agreements and stock purchase warrants provide for forfeiture of unvested stock if the recipient is terminated or voluntarily ceases to perform services for Astrogenetix, immediate vesting upon a change of control, and restrictions on and requirements as to transfer. The stock purchase warrants have an exercise price equal to the fair market value of Astrogenetix’s common stock on the date of grant as determined by an independent valuation firm.
The number of shares and warrants underlying each award to a named executive officer is as follows: Thomas B. Pickens III: 500 shares, 1,000 warrants; John Porter: 400 shares, 800 warrants; James D. Royston: 300 shares. If all of the shares issued pursuant to the restricted stock agreements vest and all of the stock purchase warrants are exercised, then Thomas B. Pickens III would hold 15%, John Porter would hold 12%, James D. Royston would hold 3% and the Company would hold 60% of the outstanding shares of Astrogenetix based on the number of fully-diluted shares as of the date of the grants.

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PROPOSAL 2 — APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTANTS
The Audit Committee has appointed the firm of PMB Helin Donovan, LLP as independent registered public accountants for fiscal year 2010. Ratification requires the affirmative vote of a majority of the shares of common stock present at the Annual Meeting in person or by proxy and entitled to vote on the matter.
There is no requirement that the Company submit the appointment of independent registered public accountants to shareholders for ratification or for the appointed auditors to be terminated if the ratification fails. The Sarbanes-Oxley Act of 2002 states the Audit Committee is solely responsible for the appointment, compensation and oversight of the independent auditor. Astrotech believes that it is sound corporate governance to submit the matter to shareholder vote. As such, the Audit Committee will consider the appointment of other independent registered public accountants if the shareholders choose not to ratify the appointment of PMB Helin Donovan, LLP. Additionally, the Audit Committee may terminate the appointment of PMB Helin Donovan, LLP as the Company’s independent registered public accountants without the approval of the shareholders whenever the Audit Committee deems such termination appropriate.
In making its recommendation to ratify the appointment of PMB Helin Donovan, LLP as the Company’s independent registered public accountants for the fiscal year ending June 30, 2010, the Audit Committee has considered whether the provision of non-audit services by PMB Helin Donovan, LLP is compatible with maintaining the independence of PMB Helin Donovan, LLP. During fiscal year 2009, PMB Helin Donovan, LLP did not provide any non-audit services to Astrotech.
Representatives of PMB Helin Donovan, LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. They are also expected to be available to respond to appropriate questions from the shareholders present.
Audit Fees
The aggregate fees billed for each of the last two fiscal years for professional services rendered by PMB Helin Donovan, LLP for the audit of the Company’s annual financials and review of financials contained in the Company’s quarterly reports were $161,000 for fiscal year ended June 30, 2009 and $146,000 for fiscal year ended June 30, 2008.
Audit-Related Fees
There were no audit-related fees billed by or to be billed by the PMB Helin Donovan, LLP for fiscal years ended June 30, 2009 or 2008.
Tax Fees
PMB Helin Donovan, LLP did not provide tax related services to the Company during fiscal years 2009 and 2008.
All Other Fees
There were no other fees paid to PMB Helin Donovan, LLP during fiscal years 2009 or 2008.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION
OF THE APPOINTMENT OF PMB HELIN DONOVAN, LLP AS INDEPENDENT REGISTERED
PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 2010.

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Report of the Audit Committee
The Board of Directors has established an Audit Committee of independent directors which operates under a written charter adopted by the Board of Directors. The charter was amended and restated in May 2004. Astrotech’s management is responsible for establishing a system of internal controls and for preparing the Company’s consolidated financial statements in accordance with generally accepted accounting principles. Astrotech’s independent accountants, PMB Helin Donovan LLP, are responsible for auditing the Company’s consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States) and issuing their report based on that audit. Under the Audit Committee’s charter, the primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities as to (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements and the Company’s Code of Business Conduct and Ethics, (iii) the independent registered public accountants’ qualifications and independence, and (iv) the performance of the independent registered public accountants. The Audit Committee is also directly responsible for selecting and evaluating the independent registered public accountants; reviewing, with the independent registered public accountants, the plans and scope of the audit engagement; and reviewing with the independent registered public accountants their objectivity and independence.
The members of the Audit Committee are not professional accountants or auditors and, in performing their oversight role, rely without independent verification on the information and representations provided to them by management and PMB Helin Donovan LLP. Accordingly, the Audit Committee’s oversight does not provide an independent basis to certify that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with accounting principles generally accepted in the United States, or that PMB Helin Donovan LLP is in fact “independent” for fiscal year 2009. The Board of Directors has determined that for fiscal year 2009, Mr. John A. Oliva and Mr. Mark Adams were audit committee financial experts and such persons are independent as defined under the federal securities laws.
In connection with the preparation of the audited financial statements included in Astrotech’s Annual Report on Form 10-K for the year ended June 30, 2009:
•	The Audit Committee reviewed and discussed the audited financial statements with the independent registered public accountants and management.

•	The Audit Committee discussed with the independent registered public accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended. In general, these auditing standards require the auditors to communicate to the Audit Committee certain matters that are incidental to the audit, such as any initiation of, or changes to, significant accounting policies, management judgments, accounting estimates, and audit adjustments; disagreements with management; and the auditors’ judgment about the quality of the Company’s accounting principles.

•	The Audit Committee received from the independent registered public accountants written disclosures and the letter regarding their independence required by Independence Standards Board Standard No. 1 Independence Discussions with Audit Committees as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and discussed with the auditors their independence. In general, Independence Standards Board Standard No. 1 requires the auditors to disclose to the Audit Committee any relationship between the auditors and its related entities and Astrotech that in the auditors’ professional judgment may reasonably be thought to bear on independence. The Audit Committee also considered whether the independent registered public accountants’ provision of non-audit services to Astrotech was compatible with maintaining their independence.
Based on the review and discussions noted above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for the year ended June 30, 2009 be included in Astrotech’s Annual Report on Form 10-K filed with the SEC.

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This report is submitted by the members of the Audit Committee of the Board of Directors:
John A. Oliva (Chairman)
Mark Adams
Sha-Chelle Manning
September 24, 2009
The foregoing Audit Committee Report shall not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the report by reference in any such document.

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PROPOSAL 3 — APPROVAL OF THE ASTROTECH CORPORATION 2010 STOCK
INCENTIVE PLAN
The Board of Directors, the Compensation Committee and Astrotech management believe that the use of stock based compensation aligns the long-term interests of management and shareholders by providing incentives to employees who foster the innovation and entrepreneurial spirit which drives our business strategy and our execution. As such, the Board of Directors approved the Company’s 2010 Stock Incentive Plan (the “2010 Plan”) on January 15, 2010. Approval at the meeting the shareholders are being asked to approve and ratify the adoption of the 2010 Plan. Shareholder approval of the 2010 Plan will result in the following:
•	Allow the Compensation Committee to award grants at any time following the plan effective date of March 5, 2010.

•	Constitute approval of all awards made under the 2010 Plan without further approval from the shareholders.

•	Permit the granting of incentive stock options, non-statutory stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards payable in cash or common stock, and other incentive awards, some of which may require the satisfaction of performance-based criteria.
The 2010 Plan, and all other Company stock based compensation plans, are designed to increase shareholder value by compensating employees over the long term. The plans are used to promote long-term financial success and execution of our business strategy. It is the goal of the Company to attract and retain highly skilled leaders and technical employees, and the use of stock based compensation by the Board of Directors is a critical tool for attracting, motivating and retaining such key employees and directors.
The 2010 Plan is in addition to the Company’s existing stock option plans. See the Company’s For 10-K/A filed with the SEC on October 29, 2009 for additional information.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ASTROTECH
CORPORATION 2010 STOCK INCENTIVE PLAN

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DESCRIPTION OF THE 2010 ASTROTECH CORPORATION STOCK INCENTIVE PLAN
This section summarizes the material terms of the 2010 Plan. For additional details regarding the 2010 Plan you should refer to the full text of the 2010 Plan, a copy of which is attached to this proxy statement as Appendix A. This summary is qualified in its entirety by reference to the 2010 Plan.
Administration. The 2010 Plan is administered by the Compensation Committee of the Board of Directors (“Committee”). Members of the Committee must qualify as “outside directors” under Section 162(m) of the Internal Revenue Code of 1986 and as “non-employee directors” under Rule 16b-3 promulgated under the Securities Exchange Act of 1934. Subject to the terms of the 2010 Plan, the Committee has the power to select the persons eligible to receive awards under the 2010 Plan, the type and amount of incentive awards to be awarded, and the terms and conditions of such awards. The Committee may delegate its authority under the 2010 Plan described in the preceding sentence to officers of the Company, but may not delegate its authority to grant awards under the 2010 Plan or take any action in contravention of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 or the performance-based compensation exception under Section 162(m) of the Internal Revenue Code. The Committee also has the authority to interpret the 2010 Plan, and to establish, amend or waive rules necessary or appropriate for the administration of the 2010 Plan.
Eligibility. Any employee or consultant of the Company (or its subsidiary) or a director of the Company who, in the opinion of the Committee, is in a position to contribute to the growth, development or financial success of the Company, is eligible to participate in the 2010 Plan. In any calendar year, no covered employee described in Section 162(m) of the Internal Revenue Code may be granted (in the case of stock options and stock appreciation rights), or have vest (in the case of restricted stock or other stock-based awards), awards relating to more than 2,500,000 shares of common stock, and the maximum aggregate cash payout with respect to incentive awards paid in cash to such covered employees may not exceed $25,000,000.
Shares Subject to the 2010 Plan. The maximum number of shares of the Company’s common stock, no par value, that may be delivered pursuant to awards granted under the 2010 Plan is 4,000,000 shares of common stock. Any shares subject to an award under the 2010 Plan that are forfeited or terminated, expire unexercised, lapse or are otherwise cancelled in a manner such that the shares of common stock covered by such award are not issued may again be used for awards under the 2010 Plan. A maximum of 2,000,000 shares of common stock may be issued upon exercise of incentive stock options. The maximum number of shares deliverable pursuant to awards granted under the 2010 Plan is subject to adjustment by the Committee in the event of certain dilutive changes in the number of outstanding shares. Under the 2010 Plan, the Company may issue authorized but unissued shares, treasury shares, or shares purchased by the Company on the open market or otherwise. In addition, the number of shares of common stock available for future awards is reduced by the net number of shares issued pursuant to an award.
Limited Transferability of Awards. Awards granted under the 2010 Plan may not be sold, transferred, pledged or assigned, except by will or the laws of descent and distribution or a qualified domestic relations order. However, the Committee may, in its discretion, authorize in the applicable award agreement the transfer, without consideration, of all or a portion of a nonstatutory stock option for the benefit of immediate family members.
Amendment of the 2010 Plan. The Board of Directors has the power and authority to terminate or amend the 2010 Plan at any time; provided, however, the Board may not, without the approval of shareholders:
•	other than as a result of a dilutive event, increase the maximum number of shares which may be issued under the 2010 Plan;

•	amend the requirements as to the class of employees eligible to receive common stock under the 2010 Plan;

•	extend the term of the 2010 Plan;

•	increase the maximum limits on awards to covered employees as set for compliance with Section 162(m) of the Internal Revenue Code; or

•	decrease the authority granted to the Committee under the 2010 Plan in contravention of Rule 16b-3 under the Securities Exchange Act of 1934.

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In addition, to the extent that the Committee determines that the listing requirements of any national securities exchange or quotation system on which the Company’s common stock is then listed or quoted, or the Internal Revenue Code or regulations promulgated thereunder, require Shareholder approval in order to maintain compliance with such listing requirements or to maintain any favorable tax advantages, the 2010 Plan will not be amended without approval of the Company’s Shareholders. No amendment to the 2010 Plan may adversely affect, in any material way, any rights of a holder of an outstanding award under the 2010 Plan without such holder’s consent.
Change in Control. Unless provided otherwise in the applicable award agreement, in the event of a change in control, all outstanding awards shall become 100% vested, free of all restrictions, immediately and fully exercisable, and deemed earned in full and payable as of the day immediately preceding the change in control. A “change in control” generally means the occurrence of any one or more of the following events:
•	The acquisition by any individual, entity or group of beneficial ownership of 50% or more of the Company’s common stock or combined voting power;

•	Individuals who constitute the Board of Directors of the Company as of the effective date of the 2010 Plan, or successors to such members approved by the then Board of Directors, cease for any reason to constitute at least a majority of the Board of Directors;

•	Approval by the Shareholders of the Company of a merger or the sale or other disposition of all or substantially all of the assets of the Company; or

•	The adoption of any plan or proposal for the liquidation or dissolution of the Company.
Award Agreements and Term. All awards under the 2010 Plan will be authorized by the Committee and evidenced by an award agreement setting forth the type of incentive being granted, the vesting schedule, and other terms and conditions of exercisability. No stock options may be exercisable for more than 10 years from the date of grant, or, in the case of an incentive stock option granted to an employee who owns or is deemed to own more than ten percent of the Company’s common stock, five years from the date of grant. In no event may incentive stock options be granted after the expiration of 10 years from the effective date of the 2010 Plan.
Stock Options. A grant of a stock option entitles a participant to purchase from the Company a specified number of shares of common stock at a specified price per share. In the discretion of the Committee, stock options may be granted as non-statutory stock options or incentive stock options, but incentive stock options may only be granted to employees. The exercise price of each stock option is set by the Committee, but all stock options granted under the 2010 Plan must have an exercise price that is equal to or greater than 100% of the market value as of the grant date of the shares covered by the option (except as described in this paragraph). The 2010 Plan does not allow “discounted” stock options. Thus, an individual would be able to profit from an option only if the fair market value of the Company’s common stock increases after the option is granted and vests. An exception may be made only for options that the Company grants to substitute for options held by employees of companies that the Company acquires, in which case the exercise price preserves the economic value of the employee’s cancelled stock option from his or her former employer.
An option cannot be exercised until it vests. The Committee establishes the vesting schedule at the time the option is granted. Vesting typically requires continued employment or service by the participant for a period of years. A vested option may be exercised only before it expires.
The aggregate fair market value of the common stock with respect to which incentive stock options become first exercisable by any participant during any calendar year cannot exceed $100,000. The purchase price per share of common stock which may be purchased under an incentive stock option must be at least equal to the fair market value of the Company’s common stock as of the grant date or, if the incentive stock option is granted to an employee who owns or is deemed to own more than 10% of the Company’s common stock, 110% of the fair market value of the common stock on the grant date.
The exercise price for shares of common stock acquired on exercise of a stock option must be made in full at the time of the exercise. Payment may be paid in cash, or, if approved by the Committee, delivery of shares of the Company’s common stock that have been held by the optionee with a fair market value equal to the exercise price of the stock option, the withholding of shares that would otherwise be issuable upon exercise, participation in a broker-

20

assisted “cashless exercise” arrangement, or payment of any other form of consideration acceptable to the Committee.
Stock Appreciation Rights (SARs). SARs are awards that are subject to vesting and payment of an exercise price, which provide a participant the right to receive an amount of money equal to (1) the number of shares exercised, (2) times the amount by which the then-current value of the Company’s common stock exceeds the exercise price. The exercise price cannot be less that 100% of the fair market value of the common stock on the date of grant. Thus, an individual would be able to profit from an SAR only if the fair market value of the Company’s common stock increases after the SAR is granted and vests. Each SAR is subject to a vesting schedule established by the Committee and expires under the same rules that apply to options.
Restricted Stock. A grant of restricted stock is an award of shares of Company’s common stock subject to restrictions or limitations set forth in the 2010 Plan and in the related award agreement. The award agreement for restricted stock will specify the time period during which such award may be subject to forfeiture and any performance goals that must be met to remove any restrictions on such award. Except for limitations on transfer or other limitations set forth in the award agreement, holders of restricted stock have all of the rights of a Shareholder of the Company, including the right to vote the shares, and, if provided in the award agreement, the right to receive any dividends.
Other Awards. The Committee may grant to any participant other forms of awards payable in shares of the Company’s common stock or cash. The terms and conditions of such other form of award will be specified in the award agreement. Such awards may be granted for no cash consideration other than services already rendered, or for such other consideration as may be specified by the award agreement.
Performance-Based Awards. Awards may be granted under the 2010 Plan that are subject to the attainment of pre-established performance goals over a specified performance period. Performance-based awards may be payable in stock or cash. Performance shares (also referred to as “restricted stock units” or “stock awards”) and performance units result in a payment to the participant in shares or cash, as determined by the Committee, if the performance goals and/or other vesting criteria (for example, continued service with the Company) set by the Committee are satisfied. The award agreement for a performance-based award will specify the performance period, the performance goals to be achieved during the performance period, and the maximum or minimum settlement values. Performance shares and performance units that are settled in shares are very similar to awards of restricted stock, except that in the case of performance shares and performance units, any vested shares are not issued until the payment date specified in the award. In the case of an award of restricted stock, the shares are issued promptly after the grant date but are subject to a vesting schedule.
Termination of Employment, Death, Disability and Retirement. Unless otherwise provided in an award agreement, upon the termination of a participant’s employment the non-vested portions of all outstanding awards will terminate immediately. Subject to different provisions which may be specified in any particular award agreement, the period during which vested awards may be exercised following a termination of employment are described below. If a participant’s employment is terminated for any reason other than as a result of death, disability, retirement or for cause, the vested portion of such award is exercisable for the lesser of the expiration date set forth in the applicable award agreement or 90 days after the date of termination of employment. In the event of the termination of participant’s employment for cause, all vested awards immediately expire. Upon a participant’s retirement, any vested award will expire on the earlier of the expiration date set forth in the award agreement for such award or six months after the date of retirement (three months in the case of incentive stock options). Upon the death or disability of a participant, any vested award will expire on the earlier of the expiration date set forth in the award agreement or the one year anniversary date of the participant’s death or disability.
Federal Income Tax Consequences
The following is a general summary, as of the date of this proxy statement, of the United States federal income tax consequences associated with the grant of awards under the 2010 Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances, thus the tax consequences for any particular individual may be different. Also, this information may not be applicable to any employees of foreign subsidiaries or to participants who are not residents of the United States.

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Nonstatutory Stock Options and Stock Appreciation Rights (SARs). A participant receiving a nonstatutory stock option, or SAR that has been issued with an exercise price not less than the fair market value of the Company’s common stock on the grant date, will not recognize income and the Company will not be allowed a deduction at the time such an option is granted. When a participant exercises a nonstatutory stock option or SAR, the difference between the exercise price and any higher market value of the stock on the date of exercise will be ordinary income to the participant and will be claimed as a deduction for federal income tax purposes by the Company. When a participant disposes of shares acquired by the exercise of the option or SAR, any additional gain or loss will be a capital gain or loss.
Incentive Stock Options. Incentive stock options granted under the 2010 Plan are intended to meet the requirements of Section 422 of the Internal Revenue Code. A participant receiving a grant of incentive stock options will not recognize taxable income and the Company will not be allowed a deduction at the time such an option is granted. When a participant exercises an incentive stock option while employed by the Company (or its subsidiary) or within the three-month (one year for disability) period after termination of employment, no ordinary income will be recognized by the participant at that time (and no deduction will be allowed to the Company) but the excess of the fair market value of the shares acquired by such exercise over the exercise price will be taken into account in determining the participant’s alternative minimum taxable income for purposes of the federal alternative minimum tax applicable to individuals. If the shares acquired upon exercise are not disposed of until more than two years after the grant date and one year after the date of transfer of the shares to the participant (i.e., the statutory holding periods), the excess of the sale proceeds over the aggregate option price of such shares will be long-term capital gain, and the Company will not be entitled to any federal income tax deduction. Except in the event of death, if the shares are disposed of prior to the expiration of the statutory holding periods (i.e., a “Disqualifying Disposition”), the excess of the fair market value of such shares at the time of exercise over the exercise price (but not more than the gain on the disposition if it is a transaction on which a loss, if sustained, would be recognized) will be ordinary income at the time of such Disqualifying Disposition (and the Company will be entitled to a federal tax deduction in a like amount), and the balance of any gain will be capital gain. To the extent that the aggregate fair market value of stock (determined on the grant date) with respect to which incentive stock options become exercisable for the first time during any calendar year exceeds $100,000, such excess options will be treated as nonstatutory stock options.
Payment Using Shares. If a participant pays the exercise price of a nonstatutory or incentive stock option with previously-owned shares of the Company’s common stock, and the transaction is not a Disqualifying Disposition of an incentive stock option, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange. The shares received in excess of the number surrendered will not be taxable if an incentive stock option is being exercised, but will be taxable as ordinary income to the extent of their fair market value if a nonstatutory stock option is being exercised. The participant does not recognize income and the Company receives no deduction as a result of the tax-free portion of the exchange transaction.
Restricted Stock, Performance Units and Performance Shares. A recipient of restricted stock, performance units or performance shares will not have taxable income upon grant. Instead, he or she will have ordinary income at the time of vesting equal to the fair market value on the vesting date of the shares (or cash) received minus any amount paid for the shares. For restricted stock only, a recipient may instead elect to be taxed at the time of grant by making an election under Section 83(b) of the Internal Revenue Code. When an award vests or otherwise ceases to be subject to a substantial risk of forfeiture, the excess of the fair market value of the award on the vesting date or the cessation of the substantial risk of forfeiture over the amount paid, if any, by the participant for the award will be ordinary income to the participant and deductible for federal income tax purposes by the Company. Upon disposition of the shares received, the gain or loss recognized by the participant will be treated as capital gain or loss.
Certain Limitations on Deductibility of Executive Compensation. With certain exceptions, Section 162(m) of the Internal Revenue Code denies a deduction to a publicly held corporation for compensation paid to certain executive officers in excess of $1 million per executive per taxable year (including any deduction with respect to the exercise of a nonstatutory stock option or stock appreciation right, or the disqualifying disposition of stock purchased pursuant to an incentive stock option). One such exception applies to certain performance-based compensation as described in Section 162(m), provided that such compensation has been approved by Shareholders and certain other requirements are met. If approved by our Shareholders, we believe that the nonstatutory stock options and other

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performance-based awards granted under the 2010 Plan should qualify for the performance-based compensation exception to Section 162(m).
Section 409A. Section 409A of the Internal Revenue Code provides certain new requirements for non-qualified deferred compensation arrangements. These include new requirements with respect to an individual’s election to defer compensation and the individual’s selection of the timing and form of distribution of the deferred compensation. Section 409A also generally provides that distributions must be made on or after the occurrence of certain events (e.g., the individual’s separation from service, a predetermined date, or the individual’s death). Section 409A imposes restrictions on an individual’s ability to change his or her distribution timing or form of distribution after the compensation has been deferred. For certain individuals who are officers, Section 409A requires that such individual’s distribution commence no earlier than six months after such officer’s separation from service.
Awards granted under the 2010 Plan with a deferral feature will be subject to the requirements of Section 409A. If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.
ERISA
The Company believes that the 2010 Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974 (ERISA). The 2010 Plan is not a qualified plan under Section 401(a) of the Internal Revenue Code.
Awards Granted under the 2010 Plan
At January 15, 2010, the Company estimates that approximately 85 officers, employees, consultants and directors were eligible to participate in the 2010 Plan. Because the Committee has the discretion to grant awards under the 2010 Plan, it is not possible as of the date of this proxy statement to determine future awards that will be received by executive officers, employees, consultants and directors under the 2010 Plan.
Securities Authorized for Issuance under Equity Compensation Plans
As of January 15, 2010, the Company had the following securities issuable pursuant to outstanding option award agreements, weighted-average option exercise price, and remaining shares reserved for future issuance under the Company’s existing Stock Incentive Plans:

			Number of securities
			remaining available for
			future issuance under
	Number of securities to	Weighted-average	equity compensation
	be issued upon exercise	exercise price of	plans (excluding
	of outstanding options,	outstanding options,	securities reflected in
Plan Category	warrants and rights	warrants and rights	the first column)
Equity compensation plans approved by security holders	699,160	$1.53	119,931

Equity compensation plans not approved by security holders	0	N/A	0

Total	699,160	$1.53	119,931

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ADDITIONAL INFORMATION
Proxy Solicitation Expense
The cost of the solicitation of proxies will be borne by the Company. In addition to solicitation by mail, directors, officers, and employees of the Company, without receiving any additional compensation, may solicit proxies personally or by telephone or facsimile. The Company has retained Mediant Communications to request brokerage houses, banks, and other custodians or nominees holding stock in their names for others to forward proxy materials to their customers or principals who are the beneficial owners of shares and will reimburse them for their expenses in doing so. The Company does not anticipate that the costs and expenses incurred in connection with this proxy solicitation will exceed those normally expended for a proxy solicitation for those matters to be voted on in the Annual Meeting.
Deadline for Submission of Shareholder Proposals for Next Year’s Annual Meeting
The proxy rules adopted by the SEC provide that certain shareholder proposals must be included in the Proxy Statement for the Company’s 2010 Annual Meeting. For a proposal to be considered for inclusion in the Company’s proxy materials for the Company’s 2010 Annual Meeting of Shareholders, it must be received in writing by the Company on or before November 5, 2010 at its principal office, 401 Congress Ave, Suite 1650, Austin, Texas, 78701, Attention: Secretary. If the Company receives notice of a shareholder’s intent to present a proposal at the Company’s 2010 Annual Meeting after November 5, 2010, the Company will have the right to exercise discretionary voting authority with respect to such proposal, if presented at the meeting, without including information regarding such proposal in the Company’s proxy materials. Shareholders who wish to submit a proposal at next year’s Annual Meeting must submit notice of the proposal, in writing, to the Company at the address set forth above. Notwithstanding the foregoing, in the event that the Company changes the 2010 Annual Meeting more than 30 days from the date of this year’s Annual Meeting, the Company will provide the deadline for submissions of shareholder proposals in an annual, quarterly or current report, so as to provide notice of such submission deadline to shareholders, which shall be a reasonable time before the Company begins to print and send its proxy materials.
Discretionary Voting of Proxies on Other Matters
The Board of Directors for the Company knows of no matters to be presented at the Annual Meeting other than those described in this Proxy Statement. In the event that other business properly comes before the meeting, the persons named as proxies will have discretionary authority to vote the shares represented by the accompanying proxy in accordance with their own judgment.
Incorporation by Reference
The Company’s director and officer compensation information required pursuant to Item 8 of the SEC’s proxy rules is incorporated herein by reference to the Company’s Form 10K/A filed with the SEC on October 29, 2009. The information that is incorporated by reference is available to the public over the Internet at the SEC’s web site at http://www.sec.gov.

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OTHER MATTERS
We do not intend to bring any other matters before the Annual Meeting, nor are we aware of any other matters that are to be properly presented to the Annual Meeting by others. In the event that other matters do properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the Proxy to vote such Proxy in accordance with their best judgment on such matters.
The Company’s Annual Report on Form 10-K, as amended, including the Company’s audited financial statements for the year ended June 30, 2009 is being mailed herewith to all shareholders of record as of the record date.
By Order of the Board of Directors,
John M. Porter
Senior Vice President and
Chief Financial Officer and
Secretary
Austin, Texas

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APPENDIX A
ASTROTECH CORPORATION
2010 STOCK INCENTIVE PLAN
(As Effective March 5, 2010)

i

ASTROTECH CORPORATION
2010 STOCK INCENTIVE PLAN
SECTION 1.
GENERAL PROVISIONS RELATING TO
PLAN GOVERNANCE, COVERAGE AND BENEFITS
1.1 Background and Purpose
     Astrotech Corporation., a Washington corporation (the “Company”), has adopted this plan document, entitled “Astrotech Corporation 2010 Stock Incentive Plan” (the “Plan”), effective as of March 5, 2010 (the “Effective Date”).
     The purpose of the Plan is to foster and promote the long-term financial success of the Company and to increase stockholder value by: (a) encouraging the commitment of selected key Employees, Consultants and Outside Directors, (b) motivating superior performance of key Employees, Consultants and Outside Directors by means of long-term performance related incentives, (c) encouraging and providing key Employees, Consultants and Outside Directors with a program for obtaining ownership interests in the Company which link and align their personal interests to those of the Company’s stockholders, (d) attracting and retaining key Employees, Consultants and Outside Directors by providing competitive compensation opportunities, and (e) enabling key Employees, Consultants and Outside Directors to share in the long-term growth and success of the Company.
     The Plan provides for payment of various forms of compensation. It is not intended to be a plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). The Plan will be interpreted, construed and administered consistent with its status as a plan that is not subject to ERISA.
     The Plan will remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Section 7.7, until all Shares subject to the Plan have been purchased or acquired according to its provisions. However, in no event may an Incentive Stock Option be granted under the Plan after the expiration of ten (10) years from the Effective Date to the extent required by Code Section 422(b)(2).
1.2 Definitions
     The following terms shall have the meanings set forth below:
     (a) Authorized Officer. The Chairman of the Board, the CEO or any other senior officer of the Company to whom either of them delegate the authority to execute any Incentive Agreement for and on behalf of the Company. No officer or director shall be an Authorized Officer with respect to any Incentive Agreement for himself.
     (b) Board. The then-current Board of Directors of the Company.

     (c) Cause. When used in connection with the termination of a Grantee’s Employment, shall mean the termination of the Grantee’s Employment by the Company or any Subsidiary by reason of (i) the conviction of the Grantee by a court of competent jurisdiction as to which no further appeal can be taken of a crime involving moral turpitude or a felony; (ii) the commission by the Grantee of a material act of fraud upon the Company or any Subsidiary, or any customer or supplier thereof; (iii) the misappropriation of any funds or property of the Company or any Subsidiary, or any customer or supplier thereof; (iv) the willful and continued failure by the Grantee to perform the material duties assigned to him that is not cured to the reasonable satisfaction of the Company within 30 days after written notice of such failure is provided to Grantee by the Board or CEO (or by another officer of the Company or a Subsidiary who has been designated by the Board or CEO for such purpose); (v) the engagement by the Grantee in any direct and material conflict of interest with the Company or any Subsidiary without compliance with the Company’s or Subsidiary’s conflict of interest policy, if any, then in effect; or (vi) the engagement by the Grantee, without the written approval of the Board or CEO, in any material activity which competes with the business of the Company or any Subsidiary or which would result in a material injury to the business, reputation or goodwill of the Company or any Subsidiary.
     (d) CEO. The then-current Chief Executive Officer of the Company.
     (e) Change in Control. Any of the events described in and subject to Section 6.8.
     (f) Code. The Internal Revenue Code of 1986, as amended, and the regulations and other authority promulgated thereunder by the appropriate governmental authority. References herein to any provision of the Code shall refer to any successor provision thereto.
     (g) Committee. The committee appointed by the Board to administer the Plan. If the Company is a Publicly Held Corporation, the Plan shall be administered by the Committee appointed by the Board consisting of not less than two directors who fulfill the “nonemployee director” requirements of Rule 16b-3 under the Exchange Act and the “outside director” requirements of Code Section 162(m). In either case, the Committee may be the Compensation Committee of the Board, or any subcommittee of the Compensation Committee, provided that the members of the Committee satisfy the requirements of the previous provisions of this paragraph.
     The Board shall have the power to fill vacancies on the Committee arising by resignation, death, removal or otherwise. The Board, in its sole discretion, may bifurcate the powers and duties of the Committee among one or more separate committees, or retain all powers and duties of the Committee in a single Committee. The members of the Committee shall serve at the discretion of the Board.
     Notwithstanding the preceding paragraphs of this Section 1.2(g), the term “Committee” as used in the Plan with respect to any Incentive Award for an Outside Director shall refer to the entire Board. In the case of an Incentive Award for an Outside

Director, the Board shall have all the powers and responsibilities of the Committee hereunder as to such Incentive Award, and any actions as to such Incentive Award may be acted upon only by the Board (unless it otherwise designates in its discretion). When the Board exercises its authority to act in the capacity as the Committee hereunder with respect to an Incentive Award for an Outside Director, it shall so designate with respect to any action that it undertakes in its capacity as the Committee.
     (h) Common Stock. The common stock of the Company, no par value, and any class of common stock into which such common shares may hereafter be converted, reclassified or recapitalized.
     (i) Company. Astrotech Corporation, a corporation organized under the laws of the State of Washington, and any successor in interest thereto.
     (j) Consultant. An independent agent, consultant, attorney, an individual who has agreed to become an Employee within the next six months, or any other individual who is not an Outside Director or an Employee and who, in the opinion of the Committee, is (i) in a position to contribute to the growth or financial success of the Company (or any Parent or Subsidiary), (ii) is a natural person and (iii) provides bona fide services to the Company (or any Parent or Subsidiary), which services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s securities.
     (k) Covered Employee. A named executive officer who is one of the group of covered employees, as defined in Code Section 162(m) and Treasury Regulation Section 1.162-27(c) (or its successor), during any period that the Company is a Publicly Held Corporation.
     (l) Disability. As determined by the Committee in its discretion exercised in good faith, a physical or mental condition of the Grantee that would entitle him to payment of disability income payments under the Company’s long term disability insurance policy or plan for employees, as then effective, if any; or in the event that the Grantee is not covered, for whatever reason, under the Company’s long-term disability insurance policy or plan, “Disability” means a permanent and total disability as defined in Code Section 22(e)(3). A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Grantee shall submit to any reasonable examination(s) required in the opinion of such physician.
     (m) Employee. Any employee of the Company (or any Parent or Subsidiary) within the meaning of Code Section 3401(c) including, without limitation, officers who are members of the Board.
     (n) Employment. Employment means that the individual is employed as an Employee, or engaged as a Consultant or Outside Director, by the Company (or any Parent or Subsidiary), or by any corporation issuing or assuming an Incentive Award in any transaction described in Code Section 424(a), or by a parent corporation or a subsidiary corporation of such corporation issuing or assuming such Incentive Award, as the parent-subsidiary relationship shall be determined at the time of the corporate action described in Code Section 424(a). In this regard, neither the transfer of a Grantee from Employment by the Company to Employment by any Parent or Subsidiary, nor the transfer of a Grantee from Employment by any Parent or Subsidiary to Employment by the Company, shall be deemed to be a termination of Employment of the Grantee. Moreover, the Employment of a Grantee shall not be deemed to have been terminated because of an approved leave of absence from active Employment on account of temporary illness, authorized vacation or granted for reasons of professional advancement, education, or health, or during any period required to be treated as a leave of absence by virtue of any applicable statute, Company personnel policy or written agreement.
     The term “Employment” for purposes of the Plan shall include (i) active performance of agreed services by a Consultant for the Company (or any Parent or Subsidiary) or (ii) current membership on the Board by an Outside Director.
     All determinations hereunder regarding Employment, and termination of Employment, shall be made by the Committee in its discretion.
     (o) Exchange Act. The Securities Exchange Act of 1934, as amended.
     (p) Fair Market Value. If the Company is a Publicly Held Corporation, the Fair Market Value of one Share on the date in question shall be (i) the closing sales price on such day for a Share as quoted on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) or the national securities exchange on which Shares are then principally listed or admitted to trading, or (ii) if not quoted on NASDAQ or other national securities exchange, the average of the closing bid and asked prices for a Share as quoted by the National Quotation Bureau’s “Pink Sheets” or the National Association of Securities Dealers’ OTC Bulletin Board System. If there was no public trade of Common Stock on the date in question, Fair Market Value shall be determined by reference to the last preceding date on which such a trade was so reported.
     If the Company is not a Publicly Held Corporation at the time a determination of the Fair Market Value of the Common Stock is required to be made hereunder, the determination of Fair Market Value for purposes of the Plan shall be made by the Committee in its discretion. In this respect, the Committee may rely on such financial data, appraisals, valuations, experts, and other sources as, in its sole and absolute discretion, it deems advisable under the circumstances. With respect to Stock Options, SARs, and other Incentive Awards subject to Code Section 409A, such Fair Market Value shall be determined by the Committee consistent with the requirements of Section 409A in order to satisfy the exception under Section 409A for stock rights.
     (q) Grantee. Any Employee, Consultant or Outside Director who is granted an Incentive Award under the Plan.
     (r) Immediate Family. With respect to a Grantee, the Grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling,

mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships.
     (s) Incentive Agreement. The written agreement entered into between the Company and the Grantee setting forth the terms and conditions pursuant to which an Incentive Award is granted under the Plan, as such agreement is further defined in Section 6.1.
     (t) Incentive Award. A grant of an award under the Plan to a Grantee, including any Nonstatutory Stock Option, Incentive Stock Option (ISO), Stock Appreciation Right (SAR), Restricted Stock Award, Restricted Stock Unit or Other Stock-Based Award, as well as any Supplemental Payment with respect thereto.
     (u) Incentive Stock Option or ISO. A Stock Option granted by the Committee to an Employee under Section 2 which is designated by the Committee as an Incentive Stock Option and intended to qualify as an Incentive Stock Option under Code Section 422.
     (v) Insider. If the Company is a Publicly Held Corporation, an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.
     (w) Nonstatutory Stock Option. A Stock Option granted by the Committee to a Grantee under Section 2 that is not designated by the Committee as an Incentive Stock Option.
     (x) Option Price. The exercise price at which a Share may be purchased by the Grantee of a Stock Option.
     (y) Other Stock-Based Award. An award granted by the Committee to a Grantee under Section 4.1 that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.
     (z) Outside Director. A member of the Board who is not, at the time of grant of an Incentive Award, an employee of the Company or any Parent or Subsidiary.
     (aa) Parent. Any corporation (whether now or hereafter existing) which constitutes a “parent” of the Company, as defined in Code Section 424(e).
     (bb) Performance-Based Award. A grant of an Incentive Award under the Plan pursuant to Section 5 that is intended to satisfy the Performance-Based Exception.
     (cc) Performance-Based Exception. The performance-based exception from the tax deductibility limitations of Code Section 162(m), as prescribed in Code Section 162(m) and Treasury Regulation Section 1.162-27(e) (or its successor), which is applicable during such period that the Company is a Publicly Held Corporation.

     (dd) Performance Criteria. The business criteria that are specified by the Committee pursuant to Section 5 for an Incentive Award that is intended to qualify for the Performance-Based Exception; the satisfaction of such business criteria during the Performance Period being required for the grant and/or vesting of the particular Incentive Award to occur, as specified in the particular Incentive Agreement.
     (ee) Performance Period. A period of time determined by the Committee over which performance is measured for the purpose of determining a Grantee’s right to, and the payment value of, any Incentive Award that is intended to qualify for the Performance-Based Exception.
     (ff) Plan. Astrotech Corporation 2019 Stock Incentive Plan, as effective on the Effective Date, which is set forth herein and as it may be amended from time to time.
     (gg) Plan Year. The calendar year.
     (hh) Publicly Held Corporation. A corporation issuing any class of common equity securities required to be registered under Section 12 of the Exchange Act.
     (ii) Restricted Stock. Common Stock that is issued or transferred to a Grantee pursuant to Section 3.
     (jj) Restricted Stock Award. An authorization by the Committee to issue or transfer Restricted Stock to a Grantee pursuant to Section 3.
     (kk) Restricted Stock Unit. A unit granted to a Grantee pursuant to Section 4.1 which entitles him to receive a Share or cash on the vesting date, as specified in the Incentive Agreement.
     (ll) Restriction Period. The period of time determined by the Committee and set forth in the Incentive Agreement during which the transfer of Restricted Stock by the Grantee is restricted.
     (mm) Retirement. The voluntary termination of Employment from the Company or any Parent or Subsidiary constituting retirement for age on any date after the Employee attains the normal retirement age of 65 years, or such other age as may be designated by the Committee in the Employee’s Incentive Agreement.
     (nn) Share. A share of the Common Stock of the Company.
     (oo) Share Pool. The number of shares authorized for issuance under Section 1.4, as adjusted for (i) awards and payouts under Section 1.5 and (ii) changes and adjustments as described in Section 6.6.
     (pp) Spread. The difference between the exercise price per Share specified in a SAR grant and the Fair Market Value of a Share on the date of exercise of the SAR.

     (qq) Stock Appreciation Right or SAR. A Stock Appreciation Right as described in Section 2.5.
     (rr) Stock Option or Option. Pursuant to Section 2, (i) an Incentive Stock Option granted to an Employee, or (ii) a Nonstatutory Stock Option granted to an Employee, Consultant or Outside Director, whereunder such option the Grantee has the right to purchase Shares of Common Stock. In accordance with Code Section 422, only an Employee may be granted an Incentive Stock Option.
     (ss) Subsidiary. Any company (whether a corporation, partnership, joint venture or other form of entity) in which the Company or a corporation in which the Company owns a majority of the shares of capital stock, directly or indirectly, owns a greater than 50% equity interest except that, with respect to the issuance of Incentive Stock Options, the term “Subsidiary” shall have the same meaning as the term “subsidiary corporation” as defined in Code Section 424(f) as required by Code Section 422.
     (tt) Supplemental Payment. Any amount, as described in Sections 2.4, 3.4 and/or 4.3, that is dedicated to payment of income taxes which are payable by the Grantee resulting from an Incentive Award.
1.3 Plan Administration
     (a) Authority of the Committee. Except as may be limited by law and subject to the provisions herein, the Committee shall have the complete power and authority to (i) select Grantees who shall participate in the Plan; (ii) determine the sizes, duration and types of Incentive Awards; (iii) determine the terms and conditions of Incentive Awards and Incentive Agreements; (iv) determine whether any Shares subject to Incentive Awards will be subject to any restrictions on transfer; (v) construe and interpret the Plan and any Incentive Agreement or other agreement entered into under the Plan; and (vi) establish, amend, or waive rules for the Plan’s administration. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan.
     (b) Meetings. The Committee shall designate a chairman from among its members who shall preside at its meetings, and shall designate a secretary, without regard to whether that person is a member of the Committee, who shall keep the minutes of the proceedings and all records, documents, and data pertaining to its administration of the Plan. Meetings shall be held at such times and places as shall be determined by the Committee and the Committee may hold telephonic meetings. The Committee may take any action otherwise proper under the Plan by the affirmative vote, taken with or without a meeting, of a majority of its members. The Committee may authorize any one or more of its members or any officer of the Company to execute and deliver documents on behalf of the Committee.
     (c) Decisions Binding. All determinations and decisions of the Committee shall be made in its discretion pursuant to the provisions of the Plan, and shall be final,

conclusive and binding on all persons including the Company, its shareholders, Employees, Grantees, and their estates and beneficiaries. The Committee’s decisions and determinations with respect to any Incentive Award need not be uniform and may be made selectively among Incentive Awards and Grantees, whether or not such Incentive Awards are similar or such Grantees are similarly situated.
     (d) Modification of Outstanding Incentive Awards. Subject to the shareholder approval requirements of Section 7.7 if applicable, the Committee may, in its discretion, provide for the extension of the exercisability of an Incentive Award, accelerate the vesting or exercisability of an Incentive Award, eliminate or make less restrictive any restrictions contained in an Incentive Award, waive any restriction or other provisions of an Incentive Award, or otherwise amend or modify an Incentive Award in any manner that (i) is not adverse to the Grantee to whom such Incentive Award was granted, (ii) is consented to by such Grantee, (iii) does not cause the Incentive Award to provide for the deferral of compensation in a manner that does not comply with Code Section 409A or is not exempt from Section 409A (unless otherwise determined by the Committee), or (iv) does not contravene the requirements of the Performance-Based Exception under Code Section 162(m), if applicable. With respect to an Incentive Award that is an ISO, no adjustment thereto shall be made to the extent constituting a “modification” within the meaning of Code Section 424(h)(3) unless otherwise agreed to by the Grantee in writing. Notwithstanding the above provisions of this subsection, no amendment or modification of an Incentive Award shall be made to the extent such modification results in any Stock Option with an exercise price less than 100% of the Fair Market Value per Share on the date of grant (110% for Grantees of ISOs who are 10% or greater shareholders pursuant to Section 1.7(b)).
     (e) Delegation of Authority. The Committee may delegate to designated officers or other employees of the Company any of its duties and authority under the Plan pursuant to such conditions or limitations as the Committee may establish from time to time, including, without limitation, the authority to recommend Grantees and the forms and terms of their Incentive Awards; provided, however, the Committee may not delegate to any person the authority (i) to grant Incentive Awards or (ii) if the Company is a Publicly Held Corporation, to take any action which would contravene the requirements of Rule 16b-3 under the Exchange Act, the Performance-Based Exception under Code Section 162(m), or the Sarbanes-Oxley Act of 2002.
     (f) Expenses of Committee. The Committee may employ legal counsel, including, without limitation, independent legal counsel and counsel regularly employed by the Company, and other agents as the Committee may deem appropriate for the administration of the Plan. The Committee may rely upon any opinion or computation received from any such counsel or agent. All expenses incurred by the Committee in interpreting and administering the Plan, including, without limitation, meeting expenses and professional fees, shall be paid by the Company.
     (g) Surrender of Previous Incentive Awards. The Committee may, in its discretion, grant Incentive Awards to Grantees on the condition that such Grantees surrender to the Committee for cancellation such other Incentive Awards (including, without limitation, Incentive Awards with higher exercise prices) as the Committee directs. Incentive Awards granted on the condition precedent of surrender of outstanding Incentive Awards shall not count against the limits set forth in Section 1.4 until such time as such previous Incentive Awards are surrendered and cancelled. No surrender of Incentive Awards shall be made under this Section 1.3(g) if such surrender causes any Incentive Award to provide for the deferral of compensation in a manner that is subject to taxation under Code Section 409A (unless otherwise determined by the Committee).
     (h) Indemnification. Each person who is or was a member of the Committee shall be indemnified by the Company against and from any damage, loss, liability, cost and expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan, except for any such act or omission constituting willful misconduct or gross negligence. Each such person shall be indemnified by the Company for all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled (i) under the Company’s Articles or Certificate of Incorporation or Bylaws, (ii) pursuant to any separate indemnification or hold harmless agreement with the Company, (iii) as a matter of law, contract or otherwise, or (iv) any power that the Company may have to indemnify them or hold them harmless.
1.4 Shares of Common Stock Available for Incentive Awards
     Subject to adjustment under Section 6.6, there shall be available for Incentive Awards that are granted wholly or partly in Common Stock (including rights or Stock Options that may be exercised for or settled in Common Stock) Four Million (4,000,000) Shares of Common Stock. Pursuant to Section 1.5, the number of Shares that are the subject of Incentive Awards under this Plan, which are forfeited or terminated, expire unexercised, are settled in cash in lieu of Common Stock or in a manner such that all or some of the Shares covered by an Incentive Award are not issued to a Grantee or are exchanged for Incentive Awards that do not involve Common Stock, shall again immediately become available for Incentive Awards hereunder. The aggregate number of Shares which may be issued upon exercise of ISOs shall be Two Million (2,000,000) of the Shares reserved pursuant to the first sentence of this paragraph. For purposes of counting Shares against the ISO maximum number of reserved Shares, the net number of Shares issued pursuant to the exercise of an ISO shall be counted. The Committee may from time to time adopt and observe such procedures concerning the counting of Shares against the Plan maximum as it may deem appropriate.
     During any period that the Company is a Publicly Held Corporation, then unless the Committee determines that a particular Incentive Award granted to a Covered Employee is not intended to comply with the Performance-Based Exception, the following rules shall apply to grants of Incentive Awards to Covered Employees:

     (a) Subject to adjustment as provided in Section 6.6, the maximum aggregate number of Shares of Common Stock attributable to Incentive Awards paid out in Shares that may be granted (in the case of Stock Options and SARs) or that may vest (in the case of Restricted Stock, Restricted Stock Units or Other Stock-Based Awards), as applicable, in any calendar year pursuant to any Incentive Award held by any individual Covered Employee shall be Two Million and Five Hundred Thousand (2,500,000) Shares.
     (b) The maximum aggregate cash payout (with respect to any Incentive Awards paid out in cash) in any calendar year which may be made to any Covered Employee shall be twenty-five million dollars ($25,000,000).
     (c) With respect to any Stock Option or SAR granted to a Covered Employee that is canceled or repriced, the number of Shares subject to such Stock Option or SAR shall continue to count against the maximum number of Shares that may be the subject of Stock Options or SARs granted to such Covered Employee hereunder and, in this regard, such maximum number shall be determined in accordance with Code Section 162(m).
     (d) The limitations of subsections (a), (b) and (c) above shall be construed and administered so as to comply with the Performance-Based Exception.
1.5 Share Pool Adjustments for Awards and Payouts
     The following Incentive Awards shall reduce, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool:
     (a) Stock Option;
     (b) SAR;
     (c) Restricted Stock Award; and
     (d) A Restricted Stock Unit or Other Stock-Based Award in Shares.
     The following transactions shall restore, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool:
     (e) A payout of a Restricted Stock Award, Restricted Stock Unit, SAR, or Other Stock-Based Award in the form of cash and not Shares (but not the “cashless” exercise of a Stock Option with a broker, as provided in Section 2.3(a));
     (f) A cancellation, termination, expiration, forfeiture, or lapse for any reason of any Shares subject to an Incentive Award; and
     (g) Payment of an Option Price by withholding Shares which otherwise would be acquired on exercise (i.e., the Share Pool shall be increased by the number of Shares withheld in payment of the Option Price).

1.6 Common Stock Available
     The Common Stock available for issuance or transfer under the Plan shall be made available from Shares now or hereafter (a) held in the treasury of the Company, (b) authorized but unissued shares, or (c) Shares to be purchased or acquired by the Company. No fractional shares shall be issued under the Plan; payment for fractional shares shall be made in cash.
1.7 Participation
     (a) Eligibility. The Committee shall from time to time designate those Employees, Consultants and/or Outside Directors, if any, to be granted Incentive Awards under the Plan, the type of Incentive Awards granted, the number of Shares, Stock Options, rights or units, as the case may be, which shall be granted to each such person, and any other terms or conditions relating to the Incentive Awards as it may deem appropriate to the extent consistent with the provisions of the Plan. A Grantee who has been granted an Incentive Award may, if otherwise eligible, be granted additional Incentive Awards at any time.
     (b) Incentive Stock Option Eligibility. No Consultant or Outside Director shall be eligible for the grant of any Incentive Stock Option. In addition, no Employee shall be eligible for the grant of any Incentive Stock Option who owns or would own immediately before the grant of such Incentive Stock Option, directly or indirectly, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or any Parent or Subsidiary. This restriction does not apply if, at the time such Incentive Stock Option is granted, the Incentive Stock Option exercise price is at least one hundred and ten percent (110%) of the Fair Market Value on the date of grant and the Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date of grant. For the purpose of the immediately preceding sentence, the attribution rules of Code Section 424(d) shall apply for the purpose of determining an Employee’s percentage ownership in the Company or any Parent or Subsidiary. This paragraph shall be construed consistent with the requirements of Code Section 422.
1.8 Types of Incentive Awards
     The types of Incentive Awards under the Plan are Stock Options, Stock Appreciation Rights and Supplemental Payments as described in Section 2, Restricted Stock Awards and Supplemental Payments as described in Section 3, Restricted Stock Units and Other Stock-Based Awards and Supplemental Payments as described in Section 4, or any combination of the foregoing.

SECTION 2.
STOCK OPTIONS AND STOCK APPRECIATION RIGHTS
2.1 Grant of Stock Options
     The Committee is authorized to grant (a) Nonstatutory Stock Options to Employees, Consultants and/or Outside Directors and (b) Incentive Stock Options to Employees only, in accordance with the terms and conditions of the Plan, and with such additional terms and conditions, not inconsistent with the Plan, as the Committee shall determine in its discretion. Successive grants may be made to the same Grantee regardless whether any Stock Option previously granted to such person remains unexercised.
2.2 Stock Option Terms
     (a) Written Agreement. Each grant of a Stock Option shall be evidenced by a written Incentive Agreement. Among its other provisions, each Incentive Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Stock Option following termination of the Grantee’s Employment. Such provisions shall be determined in the discretion of the Committee, shall be included in the Grantee’s Incentive Agreement, and need not be uniform among all Stock Options issued pursuant to the Plan.
     (b) Number of Shares. Each Stock Option shall specify the number of Shares of Common Stock to which it pertains.
     (c) Exercise Price. The exercise price per Share of Common Stock under each Stock Option shall be (i) not less than 100% of the Fair Market Value per Share on the date the Stock Option is granted and (ii) specified in the Incentive Agreement; provided, however, if the Grantee of an ISO is a 10% or greater shareholder pursuant to Section 1.7(b)), the exercise price for the ISO shall not be less than 110% of the Fair Market Value on the date of grant. Each Stock Option shall specify the method of exercise which shall be consistent with Section 2.3(a).
     (d) Term. In the Incentive Agreement, the Committee shall fix the term of each Stock Option which shall not be more than (i) ten (10) years from the date of grant, or (ii) five (5) years from the date of grant for an ISO granted to 10% or greater shareholder pursuant to Section 1.7(b)).
     (e) Exercise. The Committee shall determine the time or times at which a Stock Option may be exercised, in whole or in part. Each Stock Option may specify the required period of continuous Employment and/or the Performance Criteria to be achieved before the Stock Option or portion thereof will become exercisable. Each Stock Option, the exercise of which, or the timing of the exercise of which, is dependent, in whole or in part, on the achievement of designated Performance Criteria, may specify a minimum level of achievement in respect of the specified Performance Criteria below which no Stock Options will be exercisable and a method for determining the number of Stock Options that will be exercisable if performance is at or above such minimum but short of full achievement of the Performance Criteria. All such terms and conditions shall be set forth in the Incentive Agreement.
     (f) $100,000 Annual Limit on Incentive Stock Options. Notwithstanding any contrary provision in the Plan, a Stock Option designated as an ISO shall be an ISO only to the extent that the aggregate Fair Market Value (determined as of the time the ISO is granted) of the Shares of Common Stock with respect to which ISOs are exercisable for the first time by the Grantee during any single calendar year (under the Plan and any other stock option plans of the Company and its Subsidiaries or Parent) does not exceed $100,000. This limitation shall be applied by taking ISOs into account in the order in which they were granted and shall be construed in accordance with Section 422(d) of the Code. To the extent that a Stock Option intended to constitute an ISO exceeds the $100,000 limitation (or any other limitation under Code Section 422), the portion of the Stock Option that exceeds the $100,000 limitation (or violates any other limitation under Code Section 422) shall be deemed a Nonstatutory Stock Option. In such event, all other terms and provisions of such Stock Option grant shall remain unchanged.
2.3 Stock Option Exercises
     (a) Method of Exercise and Payment. Stock Options shall be exercised by the delivery of a signed written notice of exercise to the Company, which must be received as of a date set by the Company in advance of the effective date of the proposed exercise. The notice shall set forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.
     The Option Price upon exercise of any Stock Option shall be payable to the Company in full either: (i) in cash or its equivalent; or (ii) subject to prior approval by the Committee in its discretion, by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price, (iii) subject to prior approval by the Committee in its discretion, by withholding Shares which otherwise would be acquired on exercise having an aggregate Fair Market Value at the time of exercise equal to the total Option Price; or (iv) subject to prior approval by the Committee in its discretion, by a combination of (i), (ii), and (iii) above.
     Any payment in Shares shall be effected by the surrender of such Shares to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when the Stock Option is exercised. Unless otherwise permitted by the Committee in its discretion, the Grantee shall not surrender, or attest to the ownership of, Shares in payment of the Option Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Stock Option for financial accounting reporting purposes.
     The Committee, in its discretion, also may allow the Option Price to be paid with such other consideration as shall constitute lawful consideration for the issuance of Shares (including, without limitation, effecting a “cashless exercise” with a broker of the Option), subject to applicable securities law restrictions and tax withholdings, or by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law. At the direction of the Grantee, the broker will either (i) sell all of the Shares received when the Option is exercised and pay the Grantee the proceeds of the sale (minus the Option Price, withholding taxes and any fees due to the broker); or (ii) sell enough of the Shares received upon exercise of the Option to cover the Option Price, withholding taxes and any fees due the broker and deliver to the Grantee (either directly or through the Company) a stock certificate for the remaining Shares. Dispositions to a broker effecting a cashless exercise are not exempt under Section 16 of the Exchange Act if the Company is a Publicly Held Corporation. Moreover, in no event will the Committee allow the Option Price to be paid with a form of consideration, including a loan or a “cashless exercise,” if such form of consideration would violate the Sarbanes-Oxley Act of 2002 as determined by the Committee.
     As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver, or cause to be delivered, to or on behalf of the Grantee, in the name of the Grantee or other appropriate recipient, evidence of ownership for the number of Shares purchased under the Stock Option.
     Subject to Section 6.4, during the lifetime of a Grantee, each Option granted to the Grantee shall be exercisable only by the Grantee (or his legal guardian in the event of his Disability) or by a broker-dealer acting on his behalf pursuant to a cashless exercise under the foregoing provisions of this Section 2.3(a).
     (b) Restrictions on Share Transferability. The Committee may impose such restrictions on any grant of Stock Options or on any Shares acquired pursuant to the exercise of a Stock Option as it may deem advisable, including, without limitation, restrictions under (i) any shareholders’ agreement, buy/sell agreement, right of first refusal, non-competition, and any other agreement between the Company and any of its securities holders or employees; (ii) any applicable federal securities laws; (iii) the requirements of any stock exchange or market upon which such Shares are then listed and/or traded; or (iv) any blue sky or state securities law applicable to such Shares. Any certificate issued to evidence Shares issued upon the exercise of an Incentive Award may bear such legends and statements as the Committee shall deem advisable to assure compliance with applicable federal and state laws and regulations.
     Any Grantee or other person exercising an Incentive Award shall be required, if requested by the Committee, to give a written representation that the Incentive Award and the Shares subject to the Incentive Award will be acquired for investment and not with a view to public distribution; provided, however, that the Committee, in its discretion, may release any person receiving an Incentive Award from any such representations either prior to or subsequent to the exercise of the Incentive Award.
     (c) Notification of Disqualifying Disposition of Shares from Incentive Stock Options. Notwithstanding any other provision of the Plan, a Grantee who disposes of Shares of Common Stock acquired upon the exercise of an Incentive Stock Option by a sale or exchange either (i) within two (2) years after the date of the grant of the Incentive Stock Option under which the Shares were acquired or (ii) within one (1) year after the transfer of such Shares to him pursuant to exercise, shall promptly notify the Company of such disposition, the amount realized and his adjusted basis in such Shares.
     (d) Proceeds of Option Exercise. The proceeds received by the Company from the sale of Shares pursuant to Stock Options exercised under the Plan shall be used for general corporate purposes.
2.4 Supplemental Payment on Exercise of Nonstatutory Stock Options
     The Committee, either at the time of grant or exercise of any Nonstatutory Stock Option, may provide in the Incentive Agreement for a Supplemental Payment by the Company to the Grantee with respect to the exercise of any Nonstatutory Stock Option. The Supplemental Payment shall be in the amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the exercise of the Nonstatutory Stock Option and the receipt of the Supplemental Payment, assuming the holder is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as deemed appropriate by the Committee in its discretion. No Supplemental Payments will be made with respect to any SARs or ISOs.
2.5 Stock Appreciation Rights
     (a) Grant. The Committee may grant Stock Appreciation Rights to any Employee, Consultant or Outside Director. Any SARs granted under the Plan are intended to satisfy the requirements under Code Section 409A to the effect that such SARs do not provide for the deferral of compensation that is subject to taxation under Code Section 409A.
     (b) General Provisions. The terms and conditions of each SAR shall be evidenced by an Incentive Agreement. The exercise price per Share shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the grant date of the SAR. The term of the SAR shall be determined by the Committee but shall not be greater than ten (10) years from the date of grant. The Committee cannot include any feature for the deferral of compensation other than the deferral of recognition of income until exercise of the SAR.
     (c) Exercise. SARs shall be exercisable subject to such terms and conditions as the Committee shall specify in the Incentive Agreement for the SAR grant. No SAR granted to an Insider may be exercised prior to six (6) months from the date of grant, except in the event of his death or Disability which occurs prior to the expiration of such six-month period if so permitted under the Incentive Agreement.
     (d) Settlement. Upon exercise of the SAR, the Grantee shall receive an amount equal to the Spread. The Spread, less applicable withholdings, shall be payable only in cash or in Shares, or a combination of both, as specified in the Incentive Agreement, within 30 calendar days of the exercise date. In addition, the Incentive Agreement under which such SARs are awarded, or any other agreements or arrangements, shall not provide that the Company will purchase any Shares delivered to the Grantee as a result of the exercise or vesting of a SAR.

SECTION 3.
RESTRICTED STOCK
3.1 Award of Restricted Stock
     (a) Grant. With respect to a Grantee who is an Employee, Consultant or Outside Director, Shares of Restricted Stock, which may be designated as a Performance-Based Award in the discretion of the Committee, may be awarded by the Committee with such restrictions during the Restriction Period as the Committee shall designate in its discretion. Any such restrictions may differ with respect to a particular Grantee. Restricted Stock shall be awarded for no additional consideration or such additional consideration as the Committee may determine, which consideration may be less than, equal to or more than the Fair Market Value of the shares of Restricted Stock on the grant date. The terms and conditions of each grant of Restricted Stock shall be evidenced by an Incentive Agreement and, during the Restriction Period, such Shares of Restricted Stock must remain subject to a “substantial risk of forfeiture” within the meaning given to such term under Code Section 83. Any Restricted Stock Award may, at the time of grant, be designated by the Committee as a Performance-Based Award that is intended to qualify for the Performance-Based Exception.
     (b) Immediate Transfer Without Immediate Delivery of Restricted Stock. Unless otherwise specified in the Grantee’s Incentive Agreement, each Restricted Stock Award shall constitute an immediate transfer of the record and beneficial ownership of the Shares of Restricted Stock to the Grantee in consideration of the performance of services as an Employee, Consultant or Outside Director, as applicable, entitling such Grantee to all voting and other ownership rights in such Shares.
     As specified in the Incentive Agreement, a Restricted Stock Award may limit the Grantee’s dividend rights during the Restriction Period in which the shares of Restricted Stock are subject to a “substantial risk of forfeiture” (within the meaning given to such term under Code Section 83) and restrictions on transfer. In the Incentive Agreement, the Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Shares of a Restricted Stock Award granted to a Covered Employee, is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Shares of Restricted Stock, such that the dividends and/or the Shares of Restricted Stock maintain eligibility for the Performance-Based Exception. In the event that any dividend constitutes a derivative security or an equity security pursuant to the rules under Section 16 of the Exchange Act, if applicable, such dividend shall be subject to a vesting period equal to the remaining vesting period of the Shares of Restricted Stock with respect to which the dividend is paid.
     Shares awarded pursuant to a grant of Restricted Stock, whether or not under a Performance-Based Award, may be issued in the name of the Grantee and held, together with a stock power endorsed in blank, by the Committee or Company (or their delegates)

or in trust or in escrow pursuant to an agreement satisfactory to the Committee, as determined by the Committee, until such time as the restrictions on transfer have expired. All such terms and conditions shall be set forth in the particular Grantee’s Incentive Agreement. The Company or Committee (or their delegates) shall issue to the Grantee a receipt evidencing the certificates held by it which are registered in the name of the Grantee.
3.2 Restrictions
     (a) Forfeiture of Restricted Stock. Restricted Stock awarded to a Grantee may be subject to the following restrictions until the expiration of the Restriction Period: (i) a restriction that constitutes a “substantial risk of forfeiture” (as defined in Code Section 83), and a restriction on transferability; (ii) unless otherwise specified by the Committee in the Incentive Agreement, the Restricted Stock that is subject to restrictions which are not satisfied shall be forfeited and all rights of the Grantee to such Shares shall terminate; and (iii) any other restrictions that the Committee determines in advance are appropriate, including, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee. Any such restrictions shall be set forth in the particular Grantee’s Incentive Agreement.
     (b) Issuance of Certificates. Reasonably promptly after the date of grant with respect to Shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Grantee to whom such Shares of Restricted Stock were granted, evidencing such Shares; provided, however, that the Company shall not cause to be issued such a stock certificate unless it has received a stock power duly endorsed in blank with respect to such Shares. Each such stock certificate shall bear the following legend or any other legend approved by the Company:
The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture and restrictions against transfer) contained in the Astrotech Corporation 2010 Stock Incentive Plan and an Incentive Agreement entered into between the registered owner of such shares and Astrotech Corporation. A copy of the Plan and Incentive Agreement are on file in the main corporate office of Astrotech Corporation.
Such legend shall not be removed from the certificate evidencing such Shares of Restricted Stock unless and until such Shares vest pursuant to the terms of the Incentive Agreement.
     (c) Removal of Restrictions. The Committee, in its discretion, shall have the authority to remove any or all of the restrictions on the Restricted Stock if it determines that, by reason of a change in applicable law or another change in circumstance arising after the grant date of the Restricted Stock, such action is necessary or appropriate.

3.3 Delivery of Shares of Common Stock
     Subject to withholding taxes under Section 7.3 and to the terms of the Incentive Agreement, a stock certificate evidencing the Shares of Restricted Stock with respect to which the restrictions in the Incentive Agreement have been satisfied shall be delivered to the Grantee or other appropriate recipient free of restrictions.
3.4 Supplemental Payment on Vesting of Restricted Stock
     The Committee, either at the time of grant or vesting of Restricted Stock, may provide for a Supplemental Payment by the Company to the holder in an amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the vesting of the Restricted Stock and receipt of the Supplemental Payment, assuming the Grantee is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as deemed appropriate by the Committee in its discretion.
SECTION 4.
OTHER STOCK-BASED AWARDS
4.1 Grant of Other Stock-Based Awards
     Other Stock-Based Awards may be awarded by the Committee to Grantees that are payable in Shares or in cash, as determined in the discretion of the Committee to be consistent with the goals of the Company. Other types of Stock-Based Awards that are payable in Shares include, without limitation, purchase rights, Shares awarded that are not subject to any restrictions or conditions, Shares awarded subject to the satisfaction of specified Performance Criteria, convertible or exchangeable debentures, other rights convertible into Shares, Incentive Awards valued by reference to the performance of a specified Subsidiary, division or department of the Company, and settlement in cancellation of rights of any person with a vested interest in any other plan, fund, program or arrangement that is or was sponsored, maintained or participated in by the Company (or any Parent or Subsidiary). As is the case with other types of Incentive Awards, Other Stock-Based Awards may be awarded either alone or in addition to or in conjunction with any other Incentive Awards. Other Stock-Based Awards that are payable in Shares are not intended to be deferred compensation subject to taxation under Code Section 409A, unless otherwise determined by the Committee at the time of grant.
     In addition to Other Stock-Based Awards that are payable in Shares, the Committee may award Restricted Stock Units to a Grantee that are payable in Shares or cash, or in a combination thereof. Restricted Stock Units are not intended to be deferred compensation that is subject to Code Section 409A. During the period beginning on the date such Incentive Award is granted and ending on the payment date specified in the Incentive Agreement, the Grantee’s right to payment under the Incentive Agreement must remain subject to a “substantial risk of forfeiture” within the meaning of such term under Code Section 409A. In addition, payment to the Grantee under the Incentive Agreement shall be made within two and one-half months (2 1/2) months following the end of the calendar year in which the substantial risk of forfeiture lapses unless an earlier payment date is specified in the Incentive Agreement.
4.2 Other Stock-Based Award Terms
     (a) Written Agreement. The terms and conditions of each grant of an Other Stock-Based Award shall be evidenced by an Incentive Agreement.
     (b) Purchase Price. Except to the extent that an Other Stock-Based Award is granted in substitution for an outstanding Incentive Award or is delivered upon exercise of a Stock Option, the amount of consideration required to be received by the Company shall be either (i) no consideration other than services rendered (in the case of authorized and unissued shares), or to be rendered, by the Grantee, or (ii) as otherwise specified in the Incentive Agreement.
     (c) Performance Criteria and Other Terms. The Committee may specify Performance Criteria for (i) vesting in Other Stock-Based Awards and (ii) payment thereof to the Grantee, as it may determine in its discretion. The extent to which any such Performance Criteria have been met shall be determined and certified by the Committee in accordance with the requirements to qualify for the Performance-Based Exception under Code Section 162(m). All terms and conditions of Other Stock-Based Awards shall be determined by the Committee and set forth in the Incentive Agreement.
4.3 Supplemental Payment on Other Stock-Based Awards
     The Committee, either at the time of grant or vesting of an Other Stock-Based Award, may provide for a Supplemental Payment by the Company to the holder in an amount specified by the Committee, which amount shall not exceed the amount necessary to pay the federal and state income tax payable with respect to both the vesting of the Other Stock-Based Award and receipt of the Supplemental Payment, assuming the Grantee is taxed at either the maximum effective income tax rate applicable thereto or at a lower tax rate as deemed appropriate by the Committee in its discretion.
SECTION 5.
PERFORMANCE-BASED AWARDS AND PERFORMANCE CRITERIA
     As determined by the Committee at the time of grant, Performance-Based Awards may be granted subject to performance objectives relating to one or more of the following within the meaning of Code Section 162(m) (the “Performance Criteria”) in order to qualify for the Performance-Based Exception:
     (a) profits (including, but not limited to, profit growth, net operating profit or economic profit);
     (b) profit-related return ratios;

     (c) return measures (including, but not limited to, return on assets, capital, equity, investment or sales);
     (d) cash flow (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital or investments);
     (e) earnings (including but not limited to, total shareholder return, earnings per share or earnings before or after taxes);
     (f) net sales growth;
     (g) net earnings or income (before or after taxes, interest, depreciation and/or amortization);
     (h) gross, operating or net profit margins;
     (i) productivity ratios;
     (j) share price (including, but not limited to, growth measures and total shareholder return);
     (k) turnover of assets, capital, or inventory;
     (l) expense targets;
     (m) margins;
     (n) measures of health, safety or environment;
     (o) operating efficiency;
     (p) customer service or satisfaction;
     (q) market share;
     (r) credit quality;
     (s) debt ratios (e.g., debt to equity and debt to total capital); and
     (t) working capital targets.
     Performance Criteria may be stated in absolute terms or relative to comparison companies or indices to be achieved during a Performance Period. In the Incentive Agreement, the Committee shall establish one or more Performance Criteria for each Incentive Award that is intended to qualify for the Performance-Based Exception on its grant date.
     In establishing the Performance Criteria for each applicable Incentive Award, the Committee may provide that the effect of specified extraordinary or unusual events will be included or excluded (including, but not limited to, items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence, or related to the disposal of a segment of business or a change in accounting principle, each as determined in accordance with the standards under Opinion No. 30 of the Accounting Principles Board (APB Opinion 30) or any successor or other authoritative financial accounting standards, as determined by the Committee). The terms of the stated Performance Criteria for each applicable Incentive Award, whether for a Performance Period of one (1) year or multiple years, must preclude the Committee’s discretion to increase the amount payable to any Grantee that would otherwise be due upon attainment of the Performance Criteria, but may permit the Committee to reduce the amount otherwise payable to the Grantee in the Committee’s discretion.
     The Performance Criteria specified in any Incentive Agreement need not be applicable to all Incentive Awards, and may be particular to an individual Grantee’s function or business unit. The Committee may establish the Performance Criteria of the Company (or any entity which is affiliated by common ownership with the Company) as determined and designated by the Committee, in its discretion, in the Incentive Agreement.
     Performance-Based Awards will be granted in the discretion of the Committee and will be (a) sufficiently objective so that an independent person or entity having knowledge of the relevant facts could determine the amount payable to Grantee, if applicable, and whether the pre-determined goals have been achieved with respect to the Incentive Award, (b) established at a time when the performance outcome is substantially uncertain, (c) established in writing no later than ninety (90) days after the commencement of the Performance Period to which they apply, and (d) based on operating earnings, performance against peers, earnings criteria or such other criteria as provided in this Section 5.
SECTION 6.
PROVISIONS RELATING TO PLAN PARTICIPATION
6.1 Incentive Agreement
     Each Grantee to whom an Incentive Award is granted shall be required to enter into an Incentive Agreement with the Company, in such a form as is provided by the Committee. The Incentive Agreement shall contain specific terms as determined by the Committee, in its discretion, with respect to the Grantee’s particular Incentive Award. Such terms need not be uniform among all Grantees or any similarly situated Grantees. The Incentive Agreement may include, without limitation, vesting, forfeiture and other provisions particular to the particular Grantee’s Incentive Award, as well as, for example, provisions to the effect that the Grantee (a) shall not disclose any confidential information acquired during Employment with the Company, (b) shall abide by all the terms and conditions of the Plan and such other terms and conditions as may be imposed by the Committee, (c) shall not interfere with the employment or other service of any employee, (d) shall not compete with the Company or become involved in a conflict of interest with the interests of the Company, (e) shall forfeit an Incentive Award if terminated for Cause, (f) shall not be permitted to make an election under Code Section 83(b) when applicable, and (g) shall be subject to any other agreement between the Grantee and the Company regarding Shares that may be acquired under an Incentive Award including, without limitation, a shareholders’ agreement, buy-sell agreement, or other agreement restricting the transferability of Shares by Grantee. An Incentive Agreement shall include such terms and conditions as are determined by the Committee, in its discretion, to be appropriate with respect to any individual Grantee. The Incentive Agreement shall be signed by the Grantee to whom the Incentive Award is made and by an Authorized Officer.
6.2 No Right to Employment
     Nothing in the Plan or any instrument executed pursuant to the Plan shall create any Employment rights (including without limitation, rights to continued Employment) in any Grantee or affect the right of the Company to terminate the Employment of any Grantee at any time without regard to the existence of the Plan.
6.3 Securities Requirements
     The Company shall be under no obligation to effect the registration of any Shares to be issued hereunder pursuant to the Securities Act of 1933 or to effect similar compliance under any state securities laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing Shares pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities, and the requirements of any securities exchange on which Shares are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing Shares pursuant to the terms hereof, that the recipient of such Shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its discretion, deems necessary or desirable.
     The Committee may, in its discretion, defer the effectiveness of any exercise of an Incentive Award in order to allow the issuance of Shares to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Grantee in writing of its decision to defer the effectiveness of the exercise of an Incentive Award. During the period that the effectiveness of the exercise of an Incentive Award has been deferred, the Grantee may, by written notice to the Committee, withdraw such exercise and obtain the refund of any amount paid with respect thereto.
     If the Shares issuable on exercise of an Incentive Award are not registered under the Securities Act of 1933, the Company may imprint on the certificate for such Shares the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act of 1933:
THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO ANY APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS

OF SUCH ACT AND SUCH LAWS OR PURSUANT TO A WRITTEN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.
6.4 Transferability
     Incentive Awards granted under the Plan shall not be transferable or assignable other than: (a) by will or the laws of descent and distribution or (b) pursuant to a qualified domestic relations order (as defined under Code Section 414(p)); provided, however, only with respect to Incentive Awards consisting of Nonstatutory Stock Options, the Committee may, in its discretion, authorize all or a portion of the Nonstatutory Stock Options to be granted on terms which permit transfer by the Grantee to (i) the members of the Grantee’s Immediate Family, (ii) a trust or trusts for the exclusive benefit of Immediate Family members, (iii) a partnership in which such Immediate Family members are the only partners, or (iv) any other entity owned solely by Immediate Family members; provided that (A) there may be no consideration for any such transfer, (B) the Incentive Agreement pursuant to which such Nonstatutory Stock Options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section 6.4, (C) subsequent transfers of transferred Nonstatutory Stock Options shall be prohibited except in accordance with clauses (a) and (b) (above) of this sentence, and (D) there may be no transfer of any Incentive Award in a listed transaction as described in IRS Notice 2003-47. Following any permitted transfer, the Nonstatutory Stock Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term “Grantee” shall be deemed to refer to the transferee. The events of termination of employment, as set out in Section 6.7 and in the Incentive Agreement, shall continue to be applied with respect to the original Grantee, and the Incentive Award shall be exercisable by the transferee only to the extent, and for the periods, specified in the Incentive Agreement.
     Except as may otherwise be permitted under the Code, in the event of a permitted transfer of a Nonstatutory Stock Option hereunder, the original Grantee shall remain subject to withholding taxes upon exercise. In addition, the Company and the Committee shall have no obligation to provide any notices to any Grantee or transferee thereof, including, for example, notice of the expiration of an Incentive Award following the original Grantee’s termination of employment.
     The designation by a Grantee of a beneficiary of an Incentive Award shall not constitute transfer of the Incentive Award. No transfer by will or by the laws of descent and distribution shall be effective to bind the Company unless the Committee has been furnished with a copy of the deceased Grantee’s enforceable will or such other evidence as the Committee deems necessary to establish the validity of the transfer. Any attempted transfer in violation of this Section 6.4 shall be void and ineffective. All determinations under this Section 6.4 shall be made by the Committee in its discretion.
6.5 Rights as a Shareholder
     (a) No Shareholder Rights. Except as otherwise provided in Section 3.1(b) for grants of Restricted Stock, a Grantee of an Incentive Award (or a permitted transferee of such Grantee) shall have no rights as a shareholder with respect to any Shares of Common Stock until the issuance of a stock certificate or other record of ownership for such Shares.
     (b) Representation of Ownership. In the case of the exercise of an Incentive Award by a person or estate acquiring the right to exercise such Incentive Award by reason of the death or Disability of a Grantee, the Committee may require reasonable evidence as to the ownership of such Incentive Award or the authority of such person. The Committee may also require such consents and releases of taxing authorities as it deems advisable.
6.6 Change in Stock and Adjustments
     (a) Changes in Law or Circumstances. Subject to Section 6.8 (which only applies in the event of a Change in Control), in the event of any change in applicable law or any change in circumstances which results in or would result in any dilution of the rights granted under the Plan, or which otherwise warrants an equitable adjustment because it interferes with the intended operation of the Plan, then, if the Board or Committee should so determine, in its absolute discretion, that such change equitably requires an adjustment in the number or kind of shares of stock or other securities or property theretofore subject, or which may become subject, to issuance or transfer under the Plan or in the terms and conditions of outstanding Incentive Awards, such adjustment shall be made in accordance with such determination. Such adjustments may include changes with respect to (i) the aggregate number of Shares that may be issued under the Plan, (ii) the number of Shares subject to Incentive Awards, and (iii) the Option Price or other price per Share for outstanding Incentive Awards, but shall not result in the grant of any Stock Option with an exercise price less than 100% of the Fair Market Value per Share on the date of grant. The Board or Committee shall give notice to each applicable Grantee of such adjustment which shall be effective and binding.
     (b) Exercise of Corporate Powers. The existence of the Plan or outstanding Incentive Awards hereunder shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalization, reorganization or other changes in the Company’s capital structure or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.
     (c) Recapitalization of the Company. Subject to Section 6.8 (which only applies in the event of a Change in Control), if while there are Incentive Awards outstanding, the Company shall effect any subdivision or consolidation of Shares of Common Stock or other capital readjustment, the payment of a stock dividend, stock split, combination of Shares, recapitalization or other increase or reduction in the number of Shares outstanding, without receiving compensation therefor in money, services or property, then the number of Shares available under the Plan and the number of Incentive

Awards which may thereafter be exercised shall (i) in the event of an increase in the number of Shares outstanding, be proportionately increased and the Option Price or Fair Market Value of the Incentive Awards awarded shall be proportionately reduced; and (ii) in the event of a reduction in the number of Shares outstanding, be proportionately reduced, and the Option Price or Fair Market Value of the Incentive Awards awarded shall be proportionately increased. The Board or Committee shall take such action and whatever other action it deems appropriate, in its discretion, so that the value of each outstanding Incentive Award to the Grantee shall not be adversely affected by a corporate event described in this Section 6.6(c).
     (d) Issue of Common Stock by the Company. Except as hereinabove expressly provided in this Section 6.6 and subject to Section 6.8 in the event of a Change in Control, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon any conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of, or Option Price or Fair Market Value of, any Incentive Awards then outstanding under previously granted Incentive Awards; provided, however, in such event, outstanding Shares of Restricted Stock shall be treated the same as outstanding unrestricted Shares of Common Stock.
     (e) Assumption under the Plan of Outstanding Stock Options. Notwithstanding any other provision of the Plan, the Board or Committee, in its discretion, may authorize the assumption and continuation under the Plan of outstanding and unexercised stock options or other types of stock-based incentive awards that were granted under a stock option plan (or other type of stock incentive plan or agreement) that is or was maintained by a corporation or other entity that was merged into, consolidated with, or whose stock or assets were acquired by, the Company as the surviving corporation. Any such action shall be upon such terms and conditions as the Board or Committee, in its discretion, may deem appropriate, including provisions to preserve the holder’s rights under the previously granted and unexercised stock option or other stock-based incentive award; such as, for example, retaining an existing exercise price under an outstanding stock option. Any such assumption and continuation of any such previously granted and unexercised incentive award shall be treated as an outstanding Incentive Award under the Plan and shall thus count against the number of Shares reserved for issuance pursuant to Section 1.4. In addition, any Shares issued by the Company through the assumption or substitution of outstanding grants from an acquired company shall reduce the Shares available for grants under Section 1.4.
     (f) Assumption of Incentive Awards by a Successor. Subject to the accelerated vesting and other provisions of Section 6.8 that apply in the event of a Change in Control, in the event of a Corporate Event (defined below), each Grantee shall be entitled to receive, in lieu of the number of Shares subject to Incentive Awards, such shares of capital stock or other securities or property as may be issuable or payable with respect to or in exchange for the number of Shares which Grantee would have received had he exercised the Incentive Award immediately prior to such Corporate Event, together with any adjustments (including, without limitation, adjustments to the Option Price and the number of Shares issuable on exercise of outstanding Stock Options). For this purpose, Shares of Restricted Stock shall be treated the same as unrestricted outstanding Shares of Common Stock. A “Corporate Event” means any of the following: (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company’s assets, or (iii) a merger, consolidation or combination involving the Company (other than a merger, consolidation or combination (A) in which the Company is the continuing or surviving corporation and (B) which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof). The Board or Committee shall take whatever other action it deems appropriate to preserve the rights of Grantees holding outstanding Incentive Awards.
     Notwithstanding the previous paragraph of this Section 6.6(f), but subject to the accelerated vesting and other provisions of Section 6.8 that apply in the event of a Change in Control, in the event of a Corporate Event (described in the previous paragraph), the Board or Committee, in its discretion, shall have the right and power to:
(i)	cancel, effective immediately prior to the occurrence of the Corporate Event, each outstanding Incentive Award (whether or not then exercisable) and, in full consideration of such cancellation, pay to the Grantee an amount in cash equal to the excess of (A) the value, as determined by the Board or Committee, of the property (including cash) received by the holders of Common Stock as a result of such Corporate Event over (B) the exercise price of such Incentive Award, if any; provided, however, this subsection (i) shall be inapplicable to an Incentive Award granted within six (6) months before the occurrence of the Corporate Event if the Grantee is an Insider and such disposition is not exempt under Rule 16b-3 (or other rules preventing liability of the Insider under Section 16(b) of the Exchange Act) and, in that event, the provisions hereof shall be applicable to such Incentive Award after the expiration of six (6) months from the date of grant; or

(ii)	provide for the exchange or substitution of each Incentive Award outstanding immediately prior to such Corporate Event (whether or not then exercisable) for another award with respect to the Common Stock or other property for which such Incentive Award is exchangeable and, incident thereto, make an equitable adjustment as determined by the Board or Committee, in its discretion, in the Option Price or exercise price of the Incentive Award, if any, or in the number of Shares or amount of property (including cash) subject to the Incentive Award; or

(iii)	provide for assumption of the Plan and such outstanding Incentive Awards by the surviving entity or its parent.

     The Board or Committee, in its discretion, shall have the authority to take whatever action it deems to be necessary or appropriate to effectuate the provisions of this Section 6.6(f).
6.7 Termination of Employment, Death, Disability and Retirement
     (a) Termination of Employment. Unless otherwise expressly provided in the Grantee’s Incentive Agreement or the Plan, if the Grantee’s Employment is terminated for any reason other than due to his death, Disability, Retirement or for Cause, any non-vested portion of any Stock Option or other Incentive Award at the time of such termination shall automatically expire and terminate and no further vesting shall occur after the termination date. In such event, except as otherwise expressly provided in his Incentive Agreement, the Grantee shall be entitled to exercise his rights only with respect to the portion of the Incentive Award that was vested as of his termination of Employment date for a period that shall end on the earlier of (i) the expiration date set forth in the Incentive Agreement or (ii) ninety (90) days after the date of his termination of Employment.
     (b) Termination of Employment for Cause. Unless otherwise expressly provided in the Grantee’s Incentive Agreement or the Plan, in the event of the termination of a Grantee’s Employment for Cause, all vested and non-vested Stock Options and other Incentive Awards granted to such Grantee shall immediately expire, and shall not be exercisable to any extent, as of 12:01 a.m. (CST) on the date of such termination of Employment.
     (c) Retirement. Unless otherwise expressly provided in the Grantee’s Incentive Agreement or the Plan, upon the termination of Employment due to the Grantee’s Retirement:
(i)	any non-vested portion of any outstanding Option or other Incentive Award shall immediately terminate and no further vesting shall occur; and

(ii)	any vested Option or other Incentive Award shall expire on the earlier of (A) the expiration date set forth in the Incentive Agreement for such Incentive Award; or (B) the expiration of (1) six (6) months after the date of his termination of Employment due to Retirement in the case of any Incentive Award other than an Incentive Stock Option or (2) three months after his termination date in the case of an Incentive Stock Option.
     (d) Disability or Death. Unless otherwise expressly provided in the Grantee’s Incentive Agreement or the Plan, upon termination of Employment as a result of the Grantee’s Disability or death:
(i)	any non-vested portion of any outstanding Option or other Incentive Award shall immediately terminate upon termination of Employment and no further vesting shall occur; and

(ii)	any vested Incentive Award shall expire on the earlier of either (A) the expiration date set forth in the Incentive Agreement or (B) the one year anniversary date of the Grantee’s termination of Employment date.
     In the case of any vested Incentive Stock Option held by an Employee following termination of Employment, notwithstanding the definition of “Disability” in Section 1.2, whether the Employee has incurred a “Disability” for purposes of determining the length of the Option exercise period following termination of Employment under this Section 6.7(d) shall be determined by reference to Code
Section 22(e)(3) to the extent required by Code Section 422(c)(6). The Committee shall determine whether a Disability for purposes of this
Section 6.7(d) has occurred.
     (e) Continuation. Subject to the conditions and limitations of the Plan and applicable law and regulation in the event that a Grantee ceases to be an Employee, Outside Director or Consultant, as applicable, for whatever reason, the Committee and Grantee may mutually agree with respect to any outstanding Option or other Incentive Award then held by the Grantee (i) for an acceleration or other adjustment in any vesting schedule applicable to the Incentive Award; (ii) for a continuation of the exercise period following termination for a longer period than is otherwise provided under such Incentive Award; or (iii) to any other change in the terms and conditions of the Incentive Award. In the event of any such change to an outstanding Incentive Award, a written amendment to the Grantee’s Incentive Agreement shall be required. No amendment to a Grantee’s Incentive Award shall be made to the extent compensation payable pursuant thereto as a result of such amendment would be considered deferred compensation subject to taxation under Code Section 409A, unless otherwise determined by the Committee.
6.8 Change in Control
     Notwithstanding any contrary provision in the Plan, in the event of a Change in Control (as defined below), the following actions shall automatically occur as of the day immediately preceding the Change in Control date unless expressly provided otherwise in the individual Grantee’s Incentive Agreement:
     (a) all of the Stock Options and Stock Appreciation Rights then outstanding shall become 100% vested and immediately and fully exercisable;
     (b) all of the restrictions and conditions of any Restricted Stock Awards, Restricted Stock Units and any Other Stock-Based Awards then outstanding shall be deemed satisfied, and the Restriction Period with respect thereto shall be deemed to have expired, and thus each such Incentive Award shall become free of all restrictions and fully vested; and
     (c) all of the Performance-Based Awards shall become fully vested, deemed earned in full, and promptly paid within thirty (30) days to the affected Grantees without regard to payment schedules and notwithstanding that the applicable performance cycle, retention cycle or other restrictions and conditions have not been completed or satisfied.

     For all purposes of this Plan, a “Change in Control” of the Company means the occurrence of any one or more of the following events:
     (d) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”)) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of either (i) the then outstanding shares of common stock of the Company (the “Outstanding Company Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company or any Subsidiary, (ii) any acquisition by the Company or any Subsidiary or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, or (iii) any acquisition by any corporation pursuant to a reorganization, merger, consolidation or similar business combination involving the Company (a “Merger”), if, following such Merger, the conditions described in Section 6.8(c) (below) are satisfied;
     (e) Individuals who, as of the Effective Date, constitute the Board of Directors of the Company (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;
     (f) Approval by the shareholders of the Company of a Merger, unless immediately following such Merger, (i) substantially all of the holders of the Outstanding Company Voting Securities immediately prior to Merger beneficially own, directly or indirectly, more than fifty percent (50%) of the common stock of the corporation resulting from such Merger (or its parent corporation) in substantially the same proportions as their ownership of Outstanding Company Voting Securities immediately prior to such Merger and (ii) at least a majority of the members of the board of directors of the corporation resulting from such Merger (or its parent corporation) were members of the Incumbent Board at the time of the execution of the initial agreement providing for such Merger;
     (g) The sale or other disposition of all or substantially all of the assets of the Company, unless immediately following such sale or other disposition, (i) substantially all of the holders of the Outstanding Company Voting Securities immediately prior to the consummation of such sale or other disposition beneficially own, directly or indirectly, more than fifty percent (50%) of the common stock of the corporation acquiring such assets in substantially the same proportions as their ownership of Outstanding Company

Voting Securities immediately prior to the consummation of such sale or disposition, and (ii) at least a majority of the members of the board of directors of such corporation (or its parent corporation) were members of the Incumbent Board at the time of execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company; or
     (h) The adoption of any plan or proposal for the liquidation or dissolution of the Company.
     Notwithstanding the foregoing provisions of this Section 6.8, to the extent that any payment (or acceleration of payment) hereunder is considered to be deferred compensation that is subject to, and not exempt under, Code Section 409A, then the term Change in Control hereunder shall be construed to have the meaning as set forth in Code Section 409A with respect to the payment (or acceleration of payment) of such deferred compensation, but only to the extent inconsistent with the foregoing provisions of the Change in Control definition (above) as determined by the Incumbent Board.
6.9 Exchange of Incentive Awards
     The Committee may, in its discretion, permit any Grantee to surrender outstanding Incentive Awards in order to exercise or realize his rights under other Incentive Awards or in exchange for the grant of new Incentive Awards, or require holders of Incentive Awards to surrender outstanding Incentive Awards (or comparable rights under other plans or arrangements) as a condition precedent to the grant of new Incentive Awards. No exchange of Incentive Awards shall be made under this Section 6.9 if such surrender causes any Incentive Award to provide for the deferral of compensation in a manner that is subject to taxation under Code Section 409A unless otherwise determined by the Committee.
SECTION 7.
GENERAL
7.1 Effective Date and Grant Period
     The Plan shall be subject to the approval of the shareholders of the Company within twelve (12) months after the Effective Date. Incentive Awards may be granted under the Plan at any time prior to receipt of such shareholder approval; provided, however, if the requisite shareholder approval is not obtained within such 12-month period, any Incentive Awards granted hereunder shall automatically become null and void and of no force or effect. Notwithstanding the foregoing, any Incentive Award that is intended to satisfy the Performance-Based Exception shall not be granted until the terms of the Plan are disclosed to, and approved by, shareholders of the Company in accordance with the requirements of the Performance-Based Exception.
7.2 Funding and Liability of Company
     No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made, or otherwise to segregate any assets. In addition, the Company shall not be required to maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for purposes of the Plan. Although bookkeeping accounts may be established with respect to Grantees who are entitled to cash, Common Stock or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto. The Plan shall not be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto. Any liability or obligation of the Company to any Grantee with respect to an Incentive Award shall be based solely upon any contractual obligations that may be created by this Plan and any Incentive Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. The Company, Board, and Committee shall not be required to give any security or bond for the performance of any obligation that may be created by the Plan.
7.3 Withholding Taxes
     (a) Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Grantee to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan or an Incentive Award hereunder. Upon the lapse of restrictions on Restricted Stock, the Committee, in its discretion, may elect to satisfy the tax withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum withholding taxes which could be imposed on the transaction as determined by the Committee.
     (b) Share Withholding. With respect to tax withholding required upon the exercise of Stock Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of any Incentive Awards, Grantees may elect, subject to the approval of the Committee in its discretion, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum withholding taxes which could be imposed on the transaction as determined by the Committee. All such elections shall be made in writing, signed by the Grantee, and shall be subject to any restrictions or limitations that the Committee, in its discretion, deems appropriate.
     (c) Incentive Stock Options. With respect to Shares received by a Grantee pursuant to the exercise of an Incentive Stock Option, if such Grantee disposes of any such Shares within (i) two years from the date of grant of such Option or (ii) one year after the transfer of such shares to the Grantee, the Company shall have the right to withhold from any salary, wages or other compensation payable by the Company to the Grantee an amount sufficient to satisfy the minimum withholding taxes which could be imposed with respect to such disqualifying disposition.

7.4 No Guarantee of Tax Consequences
     The Company, Board and the Committee do not make any commitment or guarantee that any federal, state, local or foreign tax treatment will apply or be available to any person participating or eligible to participate hereunder.
7.5 Designation of Beneficiary by Participant
     Each Grantee may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Grantee, shall be in a form prescribed by the Committee, and will be effective only when filed by the Grantee in writing with the Committee (or its delegate), and received and accepted during the Grantee’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Grantee’s death shall be paid to the Grantee’s estate.
7.6 Deferrals
     Subject to the requirements for compliance with, or exemption under, Code Section 409A, if applicable, the Committee shall not permit a Grantee to defer such Grantee’s receipt of the payment of cash or the delivery of Shares under the terms of his Incentive Agreement that would otherwise be due and payable by virtue of the lapse or waiver of restrictions with respect to Restricted Stock or another form of Incentive Award, or the satisfaction of any requirements or goals with respect to any Incentive Awards.
7.7 Amendment and Termination
     The Board shall have the power and authority to terminate or amend the Plan at any time in its discretion; provided, however, the Board shall not, without the approval of the shareholders of the Company within the time period required by applicable law:
     (a) except as provided in Section 6.6, increase the maximum number of Shares that may be issued under the Plan pursuant to Section 1.4;
     (b) amend the requirements as to the class of Employees eligible to purchase Common Stock under the Plan;
     (c) extend the term of the Plan; or,
     (d) if the Company is a Publicly Held Corporation (i) increase the maximum limits on Incentive Awards to Covered Employees as set for compliance with the Performance-Based Exception or (ii) decrease the authority granted to the Committee under the Plan in contravention of Rule 16b-3 under the Exchange Act to the extent Section 16 of the Exchange Act is applicable to the Company.
     No termination, amendment, or modification of the Plan shall adversely affect in any material way any outstanding Incentive Award previously granted to a Grantee under the Plan, without the written consent of such Grantee or other designated holder of such Incentive Award.

     In addition, to the extent that the Committee determines that (a) the listing for qualification requirements of any national securities exchange or quotation system on which the Company’s Common Stock is then listed or quoted, if applicable, or (b) the Code (or regulations promulgated thereunder), require shareholder approval in order to maintain compliance with such listing requirements or to maintain any favorable tax advantages or qualifications, then the Plan shall not be amended in such respect without approval of the Company’s shareholders.
7.8 Requirements of Law
     (a) Governmental Entities and Securities Exchanges. The granting of Incentive Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Certificates evidencing Shares delivered under the Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules and regulations of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation, and any applicable federal or state securities law or regulation. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.
     The Company shall not be required to sell or issue any Shares under any Incentive Award if the sale or issuance of such Shares would constitute a violation by the Grantee or any other individual exercising the Incentive Award, or the Company, of any provision of any law or regulation of any governmental authority, including without limitation, any federal or state securities law or regulation. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any Shares subject to an Incentive Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of Shares hereunder, no Shares may be issued or sold to the Grantee or any other individual pursuant to an Incentive Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Incentive Award. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Incentive Award or the issuance of Shares pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Incentive Award shall not be exercisable until the Shares covered thereby are registered or are exempt from registration, the exercise of such Incentive Award (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.
     (b) Securities Act Rule 701. If no class of the Company’s securities is registered under Section 12 of the Exchange Act, then unless otherwise determined by the Committee, grants of Incentive Awards to “Rule 701 Grantees” (as defined below) and issuances of the underlying shares of Common Stock, if any, on the exercise or conversion of such Incentive Awards are intended to comply with all applicable conditions of Securities Act Rule 701 (“Rule 701”), including, without limitation, the restrictions as to the amount of securities that may be offered and sold in reliance on Rule 701, so as to qualify for an exemption from the registration requirements of the Securities Act. Any ambiguities or inconsistencies in the construction of an Incentive Award or the Plan shall be interpreted to give effect to such intention. In accordance with Rule 701, each Grantee shall receive a copy of the Plan on or before the date an Incentive Award is granted to him, as well as the additional disclosure required by Rule 701 (e) if the aggregate sales price or amount of securities sold during any consecutive 12-month period exceeds $5,000,000 as determined under Rule 701(e). If Rule 701 (or any successor provision) is amended to eliminate or otherwise modify any of the requirements specified in Rule 701, then the provisions of this Section 7.8(b) shall be interpreted and construed in accordance with Rule 701 as so amended. For purposes of this Section 7.8(b), as determined in accordance with Rule 701, “Rule 701 Grantees” shall mean any Grantee other than a director of the Company, the Company’s chairman, CEO, president, chief financial officer, controller and any vice president of the Company, and any other key employee of the Company who generally has access to financial and other business related information and possesses sufficient sophistication to understand and evaluate such information.
7.9 Rule 16b-3 Securities Law Compliance for Insiders
     If the Company is a Publicly Held Corporation, transactions under the Plan with respect to Insiders are intended to comply with all applicable conditions of Rule 16b-3 under the Exchange Act to the extent Section 16 of the Exchange Act is applicable to the Company. Any ambiguities or inconsistencies in the construction of an Incentive Award or the Plan shall be interpreted to give effect to such intention, and to the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee in its discretion.
7.10 Compliance with Code Section 162(m) for Publicly Held Corporation
     If the Company is a Publicly Held Corporation, unless otherwise determined by the Committee with respect to any particular Incentive Award, it is intended that the Plan shall comply fully with the applicable requirements so that any Incentive Awards subject to Section 162(m) that are granted to Covered Employees shall qualify for the Performance-Based Exception. If any provision of the Plan or an Incentive Agreement would disqualify the Plan or would not otherwise permit the Plan or Incentive Award to comply with the Performance-Based Exception as so intended, such provision shall be construed or deemed to be amended to conform to the requirements of the Performance-Based Exception to the extent permitted by applicable law and deemed advisable by the Committee; provided, however, no such construction or amendment shall have an adverse effect on the prior grant of an Incentive Award or the economic value to a Grantee of any outstanding Incentive Award.

7.11 Compliance with Code Section 409A
     It is intended that Incentive Awards granted under the Plan shall be exempt from, or if not so exempt, in compliance with, Code Section 409A, unless otherwise determined by the Committee at the time of grant. In that respect, the Company, by action of its Board, reserves the right to amend the Plan, and the Board and the Committee each reserve the right to amend any outstanding Incentive Agreement, to the extent deemed necessary or appropriate either to exempt such Incentive Award from taxation under Section 409A or to comply with the requirements of Section 409A to avoid additional taxation thereunder. Further, Grantees who are “Specified Employees” (as defined under Section 409A), shall be required to delay payment of an Incentive Award for six (6) months after separation from service (as defined under Section 409A), but only to the extent such Incentive Award is subject to taxation under Section 409A and such delay is required thereunder.
7.12 Notices
     (a) Notice From Insiders to Secretary of Change in Beneficial Ownership. To the extent Section 16 of the Exchange Act is applicable to the Company, within two business days after the date of a change in beneficial ownership of the Common Stock issued or delivered pursuant to this Plan, an Insider should report to the Secretary of the Company any such change to the beneficial ownership of Common Stock that is required to be reported with respect to such Insider under Rule 16(a)-3 promulgated pursuant to the Exchange Act. Whenever reasonably feasible, Insiders will provide the Committee with advance notification of such change in beneficial ownership.
     (b) Notice to Insiders and Securities and Exchange Commission. To the extent applicable, the Company shall provide notice to any Insider, as well as to the Securities and Exchange Commission, of any “blackout period,” as defined in Section 306(a)(4) of the Sarbanes-Oxley Act of 2002, in any case in which Insider is subject to the requirements of Section 304 of said Act in connection with such “blackout period.”
7.13 Pre-Clearance Agreement with Brokers
     Notwithstanding anything in the Plan to the contrary, no Shares issued pursuant to the Plan will be delivered to a broker or dealer that receives such Shares for the account of an Insider unless and until the broker or dealer enters into a written agreement with the Company whereby such broker or dealer agrees to report immediately to the Secretary of the Company (or other designated person) a change in the beneficial ownership of such Shares.
7.14 Successors to Company
     All obligations of the Company under the Plan with respect to Incentive Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

7.15 Miscellaneous Provisions
     (a) No Employee, Consultant, Outside Director, or other person shall have any claim or right to be granted an Incentive Award under the Plan. Neither the Plan, nor any action taken hereunder, shall be construed as giving any Employee, Consultant, or Outside Director any right to be retained in the Employment or other service of the Company or any Parent or Subsidiary.
     (b) The expenses of the Plan shall be borne by the Company.
     (c) By accepting any Incentive Award, each Grantee and each person claiming by or through him shall be deemed to have indicated his acceptance of the Plan.
     (d) The proceeds received from the sale of Common Stock pursuant to the Plan shall be used for general corporate purposes of the Company.
7.16 Severability
     In the event that any provision of this Plan shall be held illegal, invalid or unenforceable for any reason, such provision shall be fully severable, but shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal, invalid, or unenforceable provision was not included herein.
7.17 Gender, Tense and Headings
     Whenever the context so requires, words of the masculine gender used herein shall include the feminine and neuter, and words used in the singular shall include the plural. Section headings as used herein are inserted solely for convenience and reference and constitute no part of the interpretation or construction of the Plan.
7.18 Governing Law
     The Plan shall be interpreted, construed and constructed in accordance with the laws of the State of Texas without regard to its conflicts of law provisions, except as may be superseded by applicable laws of the United States.
[Signature page follows.]

     IN WITNESS WHEREOF, the Company has caused this Plan to be duly executed in its name and on its behalf by its duly authorized officer, on this ___ day of                     , 2010, to be effective as of the Effective Date.

ASTROTECH CORPORATION

By:

Name:

Title:

ANNUAL MEETING OF ASTROTECH CORPORATION Date: March 5, 2010 Time: 9:00 A.M. (Central Time) Place: 401 Congress Ave, Suite 1650, Austin, TX 78701 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: THE NOTICE OF MEETING, PROXY STATEMENT AND PROXY CARD ARE AVAILABLE AT WWW.PROXYDOCS.COM/ASTC. Please make your marks like this: Use dark black pencil or pen only Board of Directors recommends a vote FOR proposals 1, 2 and 3. 1: Election of Directors 01 Thomas B. Pickens, III 04 Sha-Chelle Manning 02 Mark Adams 05 Lance W. Lord 03 John A. Oliva 06 William F. Readdy Vote For Withhold Vote *Vote For All Nominees From All Nominees All Except *INSTRUCTIONS: To withhold authority to vote for any nominee, mark the "Exception" box and write the number(s) in the space provided to the right. Directors Recommend For Against Abstain 2: Ratify PMB Helin Donovan, LLP as the For independent auditor. 3: Adoption of the 2010 Stock Incentive Plan. For To attend the meeting and vote your shares in person, please mark this box .. Authorized Signatures - This section must be completed for your Instructions to be executed. Please Sign Here Please Date Above Please Sign Here Please Date Above Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy. Please separate carefully at the perforation and return just this portion in the envelope provided. Annual Meeting of Astrotech Corporation to be held on Friday, March 5, 2010 for Holders as of January 15, 2010 This proxy is being solicitied on behalf of the Board of Directors VOTED BY: INTERNET TELEPHONE Go To 866-390-5376 www.proxypush.com/astc Cast your vote online. UUse any touch-tone telephone. U OR View Meeting Documents. UHave your Proxy Card ready. U UFollow the simple recorded instructions. MAIL OR UMark, sign and date your Proxy Card. UDetach your Proxy Card. UReturn your Proxy Card in the postage-paid envelope provided. The undersigned hereby appoints, Thomas B. Pickens, lll and Mark Adams as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Astrotech Corporation which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any postponement or adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS IN ITEM 1 AND FOR THE PROPOSALS IN ITEMS 2, 3. All votes must be received by 5:00 P.M., Eastern Time, March 4, 2010. PROXY TABULATOR FOR ASTROTECH CORPORATION P.O. BOX 8016 CARY, NC 27512-9903 EVENT # CLIENT #